                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_] Preliminary Proxy Statement

                                          [_] CONFIDENTIAL, FOR USE OF THE
[X] Definitive Proxy Statement              COMMISSION ONLY (AS PERMITTED BY
                                            RULE 14A-6(E)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                           TCI COMMUNICATIONS, INC.
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                      N/A
             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    (4) Proposed maximum aggregate value of the transaction to the Registrant:
    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

Notes:

                           TCI COMMUNICATIONS, INC.

                              ------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To Be Held on October 30, 1997

                              ------------------

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (including any adjournment or postponement thereof, the "Annual Meeting") of TCI Communications, Inc., a Delaware corporation (the "Company"), will be held at the Company's corporate headquarters located at 5619 DTC Parkway, Englewood, Colorado on October 30, 1997, at 10:00 a.m., local time, for the following purposes:

     1. To elect five (5) directors of the Company to serve until the 1998 annual stockholders meeting, and until their successors are elected and qualified.

     2. To transact such other business as may properly come before the Annual Meeting.

     Holders of record of the Company's Class A Common Stock, Class B Common Stock and Cumulative Exchangeable Preferred Stock, Series A, at the close of business on September 25, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting with respect to the election of directors. As to any other business that may properly be brought before the Annual Meeting, only holders of Class A Common Stock and Class B Common Stock as of the Record Date will be entitled to vote.

     To ensure that your interests will be represented at the Annual Meeting, regardless of whether you plan to attend in person, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed return envelope, which requires no postage if mailed in the United States. This action will not limit your right to vote in person if you wish to attend the Annual Meeting and vote personally.

                              By Order of the Board of Directors



                              Stephen M. Brett
                              Secretary

Englewood, Colorado
October 14, 1997

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING.

                           TCI COMMUNICATIONS, INC.
                               Terrace Tower II
                               5619 DTC Parkway
                           Englewood, Colorado 80111

                                 -------------

                                PROXY STATEMENT

                                 -------------


                      FOR ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of TCI Communications, Inc., a Delaware corporation (the "Company"), of proxies for use at the annual meeting of stockholders (including any adjournment or postponement thereof, the "Annual Meeting") of the Company to be held on October 30, 1997, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Proxies are being solicited from the holders of the Company's Class A Common Stock, par value $1.00 per share (the "Class A Common Stock"), Class B Common Stock, par value $1.00 per share (the "Class B Common Stock"), and Cumulative Exchangeable Preferred Stock, Series A, par value $.01 per share (the "Series A Preferred Stock").

Time and Place; Purposes

     The Annual Meeting will be held at the Company's corporate headquarters located at 5619 DTC Parkway, Englewood, Colorado, on October 30, 1997, starting at 10:00 a.m. local time. At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon a proposal to elect five (5) directors of the Company to hold office until the next annual meeting of stockholders and until their successors are elected and qualify (the "Election of Directors Proposal") and to transact such other business as may properly come before the Annual Meeting.

     This Proxy Statement and the accompanying form of proxy are first being mailed to the stockholders of the Company on or about October 16, 1997. Also included in the mailing is the Company's 1996 Annual Report to Stockholders.

Voting Rights; Votes Required for Approval

     The Board of Directors has fixed the close of business on September 25, 1997 (the "Record Date") as the date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of record of shares of Class A Common Stock, Class B Common Stock and Series A Preferred Stock, at the close of business on the Record Date, are entitled to notice of the Annual Meeting. Holders of record at the close of business on the Record Date of Class A Common Stock, Class B Common Stock and Series A Preferred Stock will vote together as a single class in the election of directors. Holders of record at the close of business on the Record Date of Class A Common Stock and Class B Common Stock will vote together as a single class on any other business that may properly come before the meeting. Each holder of record as of the Record Date of (i) Class A Common Stock is entitled to cast 100 votes per share of such class held, (ii) Class B Common Stock is entitled to cast 1,000 votes per share of such class held, and
(iii) Series A Preferred Stock is entitled to cast one vote per share of such series held, on each matter on which holders of such class or series are entitled to vote at the Annual Meeting.

     At the close of business on the Record Date, there were 811,655 shares of Class A Common Stock, 94,447 shares of Class B Common Stock and 4,600,000 shares of Series A Preferred Stock outstanding and entitled to vote at the Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the combined voting power of the outstanding shares of Class A Common Stock, Class B Common Stock and Series A Preferred Stock is necessary to constitute a quorum at the Annual Meeting. A plurality of the votes cast at the Annual Meeting with respect to shares of Class A Common Stock, Class B Common Stock and Series A Preferred Stock represented, in person or by proxy, and entitled to vote at the Annual Meeting, will be required for the election of directors. The Board of Directors recommends a vote FOR each of the nominees for director named under "Election of Directors Proposal" below. At the Record Date, Tele-Communications, Inc., a Delaware corporation ("TCI"), held of record all of the outstanding shares of Class A Common Stock and Class B Common Stock, representing 97.4% of the combined voting power of the outstanding shares of Class A Common Stock, Class B Common Stock and Series A Preferred Stock entitled to vote at the Annual Meeting. TCI has advised the Company that it will be present at the Annual Meeting, thereby providing a quorum, and will vote in favor of the slate of nominees proposed by the Board of Directors for election as directors, thereby ensuring their election.

Proxies

     All shares of Class A Common Stock, Class B Common Stock and Series A Preferred Stock represented by properly executed proxies received prior to or at the Annual Meeting, and not revoked, will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted FOR the election as a director of each of the director nominees named in the Election of Directors Proposal. So far as the Company's Board of Directors is aware, the Election of Directors Proposal is the only matter to be acted upon at the Annual Meeting. As to any other matter which may properly come before the Annual Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their best judgment. A properly executed proxy marked "ABSTAIN," although counted for purposes of determining whether there is a quorum, will not be voted and therefore for purposes of the Election of Directors Proposal will not count as a vote cast; however, with respect to any matter other than the Election of Directors Proposal, an abstention will have the same effect as a vote cast against such matter. Shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which the broker or nominee does not have express instructions from the beneficial owner on how to vote, may be voted by such broker or nominee in its discretion with respect to the Election of Directors Proposal. Accordingly, in addition to being counted for purposes of determining whether there is a quorum at the Annual Meeting, such shares, if voted, will be counted as votes cast. If a matter were to come before the Annual Meeting with respect to which the broker or nominee is not empowered to vote in the absence of instructions, then such broker non-votes will be counted for purposes of determining whether there is a quorum at the Annual Meeting, but will be deemed shares not entitled to vote on the particular matter.

     A stockholder may revoke his, her or its proxy at any time prior to its use by delivering to the Secretary of the Company a signed notice of revocation or a later dated signed proxy or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in itself constitute the revocation of a proxy.

     The cost of solicitation of proxies will be paid by the Company. In addition to solicitation by mail, officers and regular employees of the Company may solicit proxies by telephone, telegram, in person or by other means. Such persons will receive no additional compensation for such services. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting material to the beneficial owners of shares held of record by them and will be reimbursed for their reasonable out-of-pocket expenses in connection therewith.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

     The following table sets forth, as of March 1, 1997, information with respect to the ownership of Class A Common Stock, Class B Common Stock and Series A Preferred Stock, by each person known to the Company to own beneficially more than 5% of any class outstanding on that date. So far as is known to the Company, the persons indicated below have sole voting and investment power with respect to the shares indicated as owned by them. Voting power in the table is computed with respect to a general election of directors and, therefore, the Series A Preferred Stock is included in the calculation.

                                                                                    Percent
    Name and address of          Title of Class or      Amount and  Nature         of Class or      Voting
     Beneficial Owner                Series           of Beneficial Ownership      Series (1)       Power(1)
     ----------------                ------           -----------------------      ----------       --------
Tele-Communications, Inc.         Class A                   811,655                   100%            97.4%
5619 DTC Parkway                  Class B                    94,447                   100%
Englewood, CO                     Series A Pref.                 --                    --

Salomon Inc.                      Class A                        --                    --             *
Seven World Trade Center          Class B                        --                    --
New York, NY 10048                Series A Pref.            747,300  (2)             16.2%

------------------------
* Less than one percent

(1) Based on 811,655 shares of Class A Common Stock, 94,447 shares of Class B Common Stock and 4,600,000 shares of Series A Preferred Stock outstanding on March 1, 1997.

(2) The numbers in the table are based upon Amendment No. 1, dated March 7, 1997, to a Form 13G filed by Salomon Inc. Such filing indicates that Salomon Inc. has shared voting and dispositive power over all such shares. Salomon Inc. reported the disposition of all of the shares reflected in the table in Amendment No. 2, dated October 6, 1997, to a Form 13G.


Security Ownership of Management

     The following table sets forth, as of March 1, 1997, information with respect to the ownership of the Company's voting securities (Class A Common Stock, Class B Common Stock and Series A Preferred Stock) and the ownership of voting securities of the Company's parent, TCI, by all directors as of such date, by all nominees for director and by each executive officer (including former executive officers) of the Company named in the table under "CONCERNING MANAGEMENT -- Executive Compensation -- Summary Compensation Table" (the "named executive officers"), and by the named executive officers and all executive officers and directors of the Company as of March 1, 1997 and all nominees for director as a group. The voting securities of TCI (i.e., those securities of TCI that are entitled to vote in the election of directors) of which shares were outstanding at March 1, 1997 were: Tele-Communications, Inc. Series A TCI Group Common Stock ("TCI Group Series A Stock"), Tele-Communications, Inc. Series B TCI Group Common Stock ("TCI Group Series B Stock"), Tele-Communications, Inc. Series A Liberty Media Group Common Stock ("Liberty Media Group Series A Stock"), Tele-Communications, Inc. Series B Liberty Media Group Common Stock ("Liberty Media Group Series B Stock"), Class B 6% Cumulative Redeemable Exchangeable Junior Preferred Stock (the "Class B Preferred Stock"), Convertible Preferred Stock, Series C ("Series C Preferred Stock"), Redeemable Convertible TCI Group Preferred Stock, Series G ("Series G Preferred Stock") and Redeemable Convertible Liberty Media Group Preferred Stock, Series H ("Series H Preferred Stock"). Subsequent to March 1, 1997, shares of two additional series of TCI voting securities -- Tele-Communications, Inc. Series A TCI Ventures Group Common Stock ("Ventures Group Series A Stock") and Tele-Communications, Inc. Series B TCI Ventures Group Common Stock ("Ventures Group Series B Stock," and together with the Ventures Group Series A Stock, the "Ventures Group Stock") -- were issued in an exchange offer by TCI for shares of its TCI Group Series A Stock and TCI Group Series B Stock, respectively (the "Exchange Offer"). The numbers in the table have not been adjusted to reflect the effect of the Exchange Offer or of any adjustments made in connection therewith to options and other convertible securities. Shares issuable upon exercise of stock options or conversion of convertible securities and upon vesting of restricted shares are deemed to be outstanding for the purpose of computing the percentage ownership and overall voting power of persons beneficially owning such securities, but have not been deemed to be outstanding for the purpose of computing the percentage ownership or overall voting power of any other person. Voting power with respect to the securities of TCI in the table is computed with respect to a general election of directors of TCI, with the TCI Group Series A Stock, TCI Group Series B Stock, Liberty Media Group Series A Stock, Liberty Media Group Series B Stock, Class B Preferred Stock, Series C Preferred Stock, Series G Preferred Stock and Series H Preferred Stock voting together as one class. Voting power with respect to the Company is computed with respect to a general election of directors of the Company and, therefore, the Series A Preferred Stock is included in the calculation. The number of shares of TCI Group Series A Stock, TCI Group Series B Stock, Liberty Media Group Series A Stock and Liberty Media Group Series B Stock in the table include interests of the named directors or executive officers or of members of the group of directors and executive officers in shares held by the trustee of TCI's Employee Stock Purchase Plan ("ESPP") and shares held by the trustee of United Artists Entertainment, Inc.'s Employee Stock Ownership Plan for their respective accounts. So far as is known to the Company, the persons indicated below have sole voting and investment power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table and except for the shares held by the trustee of TCI's ESPP for the benefit of such person, which shares are voted at the discretion of the trustee.

                                                                                        Percent
      Name of                    Title of Class or         Amount and  Nature          of Class or     Voting
  Beneficial Owner                   Series              of Beneficial Ownership       Series (1)      Power(1)
  ----------------                   ------              -----------------------       ----------      --------
John C. Malone                    Class A                       --                         --             --
                                  Class B                       --                         --
                                  Series A Pref.                --                         --
                                  TCI Group
                                    Series A                 2,173,166  (2)                 *            16.9%
                                  TCI Group
                                    Series B                25,287,083  (3)(4)            29.9%
                                  Liberty Media
                                    Group Series A           3,929,331  (2)(3)             1.7%
                                  Liberty Media
                                    Group Series B           6,349,270  (3)(4)            30.0%
                                  TCI Class B Pref.            306,000  (3)               18.9%
                                  TCI Series C Pref.                --                      --
                                  TCI Series G Pref.                --                      --
                                  TCI Series H Pref.                --                      --

Donne F. Fisher,                  Class A                           --                      --             --
 individually and                 Class B                           --                      --
 as co-personal                   Series A Pref.                    --                      --
 representative to                TCI Group
 the Estate of Bob                  Series A                 4,110,681  (5)(6)              *            20.8%
 Magness                          TCI Group
                                    Series B                31,034,936  (5)               36.7%
                                  Liberty Media
                                    Group Series A           5,423,725  (5)(6)             2.4%
                                  Liberty Media
                                    Group Series B           7,758,734  (5)               36.6%
                                  TCI Class B Pref.            129,299  (5)                8.0%
                                  TCI Series C Pref.                --                      --
                                  TCI Series G Pref.                --                      --
                                  TCI Series H Pref.                --                      --

                                                                                          Percent
       Name of                   Title of Class or        Amount and Nature             of Class or      Voting
   Beneficial Owner                  Series             of Beneficial Ownership         Series (1)       Power(1)
   ----------------                  ------             -----------------------         ----------       --------
John W. Gallivan                  Class A                           --                      --               --
                                  Class B                           --                      --
                                  Series A Pref.                    --                      --
                                  TCI Group
                                    Series A                    52,124  (7)                 *                *
                                  TCI Group
                                    Series B                        --
                                  Liberty Media
                                    Group Series A              19,546  (7)                 *
                                  Liberty Media
                                    Group Series B                  --                      --
                                  TCI Class B Pref.                 14  (7)                 *
                                  TCI Series C Pref.                --                      --
                                  TCI Series G Pref.                --                      --
                                  TCI Series H Pref.                --                      --

Kim Magness, individually         Class A                           --                      --               --
and as personal                   Class B                           --                      --
representative of the             Series A Pref.                    --                      --
Estate of Betsy                   TCI Group
Magness                             Series A                 2,155,332  (8)(9)              *                 4.7%
                                  TCI Group
                                    Series B                 6,864,212  (8)               8.1%
                                  Liberty Media
                                    Group Series A           1,666,275  (8)(9)              *
                                  Liberty Media
                                    Group Series B           1,716,053  (8)               8.1%
                                  TCI Class B Pref.                 --                      --
                                  TCI Series C Pref.                --                      --
                                  TCI Series G Pref.                --                      --
                                  TCI Series H Pref.                --                      --

Leo J. Hindery, Jr.               Class A                           --                      --               --
                                  Class B                           --                      --
                                  Series A Pref.                    --                      --
                                  TCI Group
                                    Series A                 1,000,000  (10)                *                *
                                  TCI Group
                                    Series B                        --                      --
                                  Liberty Media
                                    Group Series A             250,000  (10)                *
                                  Liberty Media
                                    Group Series B                  --                      --
                                  TCI Class B Pref.                 --                      --
                                  TCI Series C Pref.                --                      --
                                  TCI Series G Pref.                --                      --
                                  TCI Series H Pref.                --                      --

                                                                                         Percent
       Name of                   Title of Class or        Amount and  Nature            of Class or      Voting
   Beneficial Owner                  Series             of Beneficial Ownership         Series (1)       Power(1)
   ----------------                  ------             -----------------------         ----------       --------
Marvin L. Jones                   Class A                           --                      --
                                  Class B                           --                      --
                                  Series A Pref.                    --                      --
                                  TCI Group
                                    Series A                    10,324                       *              *
                                  TCI Group
                                    Series B                        --                      --
                                  Liberty Media
                                    Group Series A               3,871                       *
                                  Liberty Media
                                    Group Series B                  --                      --
                                  TCI Class B Pref.                 --                      --
                                  TCI Series C Pref.                --                      --
                                  TCI Series G Pref.                --                      --
                                  TCI Series H Pref.                --                      --

Brendan Clouston                  Class A                           --                      --              --
                                  Class B                           --                      --
                                  Series A Pref.                    --                      --
                                  TCI Group
                                    Series A                 1,986,498  (11)                 *              *
                                  TCI Group
                                    Series B                       230                       *
                                  Liberty Media
                                    Group Series A             332,463  (11)                 *
                                  Liberty Media
                                    Group Series B                  57                      --
                                  TCI Class B Pref.                 --                      --
                                  TCI Series C Pref.                --                      --
                                  TCI Series G Pref.                --                      --
                                  TCI Series H Pref.                --                      --

Barry Marshall                    Class A                           --                      --              --
                                  Class B                           --                      --
                                  Series A Pref.                    --                      --
                                  TCI Group
                                    Series A                   639,196  (12)                 *              *
                                  TCI Group
                                    Series B                        --                      --
                                  Liberty Media
                                    Group Series A             205,678  (12)                 *
                                  Liberty Media
                                    Group Series B                  --                      --
                                  TCI Class B Pref.                 --                      --
                                  TCI Series C Pref.                --                      --
                                  TCI Series G Pref.                --                      --
                                  TCI Series H Pref.                --                      --

Bernard W. Schotters              Class A                           --                      --              --
                                  Class B                           --                      --
                                  Series A Pref.                    --                      --
                                  TCI Group
                                    Series A                   628,739  (13)                 *              *
                                  TCI Group
                                    Series B                     1,716                       *
                                  Liberty Media
                                    Group Series A             132,811  (13)                 *
                                  Liberty Media
                                    Group Series B                 429                       *
                                  TCI Class B Pref.              1,022                       *
                                  TCI Series C Pref.                --                      --
                                  TCI Series G Pref.                --                      --
                                  TCI Series H Pref.                --                      --

                                                                                         Percent
       Name of                   Title of Class or        Amount and  Nature            of Class or      Voting
   Beneficial Owner                  Series             of Beneficial Ownership         Series (1)       Power(1)
   ----------------                  ------             -----------------------         ----------       --------
Barbara J. Mowry                  Class A                           --                      --              --
                                  Class B                           --                      --
                                  Series A Pref.                    --                      --
                                  TCI Group
                                    Series A                   285,954  (14)                 *               *
                                  TCI Group
                                    Series B                        --                      --
                                  Liberty Media
                                    Group Series A               9,640  (14)                 *
                                  Liberty Media
                                    Group Series B                  --                      --
                                  TCI Class B Pref.                 --                      --
                                  TCI Series C Pref.                --                      --
                                  TCI Series G Pref.                --                      --
                                  TCI Series H Pref.                --                      --

Gerald W. Gaines                  Class A                           --                      --              --
                                  Class B                           --                      --
                                  Series A Pref.                    --                      --
                                  TCI Group
                                    Series A                   295,512  (15)                 *               *
                                  TCI Group
                                    Series B                        --                      --
                                  Liberty Media
                                    Group Series A              19,562  (15)                 *
                                  Liberty Media
                                    Group Series B                  --                      --
                                  TCI Class B Pref.                 --                      --
                                  TCI Series C Pref.                --                      --
                                  TCI Series G Pref.                --                      --
                                  TCI Series H Pref.                --                      --

Bruce W. Ravenel                  Class A                           --                      --              --
                                  Class B                           --                      --
                                  Series A Pref.                    --                      --
                                  TCI Group
                                    Series A                   342,285  (16)                 *               *
                                  TCI Group
                                    Series B                        --                      --
                                  Liberty Media
                                    Group Series A              28,998  (16)                 *
                                  Liberty Media
                                    Group Series B                  --                      --
                                  TCI Class B Pref.                 --                      --
                                  TCI Series C Pref.                --                      --
                                  TCI Series G Pref.                --                      --
                                  TCI Series H Pref.                --                      --

                                                                                               Percent
       Name of                   Title of Class or               Amount and  Nature           of Class or      Voting
   Beneficial Owner                  Series                    of Beneficial Ownership        Series (1)       Power(1)
   ----------------                  ------                    -----------------------        ----------       --------
All directors and                 Class A                              --                          --             --
executive officers                Class B                              --                          --
as a group                        Series A Pref.                       --                          --
(18 persons)                      TCI Group
                                    Series A                   15,791,463  (5)(7)(8)(17)          2.6%          42.5%
                                  TCI Group
                                    Series B                   63,191,177  (3)(4)(5)(8)          74.7%
                                  Liberty Media
                                    Group Series A             12,600,704  (3)(5)(7)(8)(17)       5.4%
                                  Liberty Media
                                    Group Series B             15,825,293  (3)(4)(5)(8)          74.7%
                                  TCI Class B Pref.               437,167  (3)(5)(7)             27.0%
                                  TCI Series C Pref.                   --                          --
                                  TCI Series G Pref.                   --                          --
                                  TCI Series H Pref.                   --                          --

-------------------------
*  Less than one percent.

(1) Based on 811,655 shares of Class A Common Stock, 94,447 shares of Class B Common Stock and 4,600,000 shares of Series A Preferred Stock of the Company at March 1, 1997. Based on 598,055,198 shares of TCI Group Series A Stock (after elimination of shares held by subsidiaries of TCI), 84,647,065 shares of TCI Group Series B Stock, 228,721,426 shares of Liberty Media Group Series A Stock, 21,187,969 shares of Liberty Media Group Series B Stock, 1,620,026 shares of Class B Preferred Stock (after elimination of shares held by subsidiaries of TCI), 70,575 shares of Series C Preferred Stock, 6,693,177 shares of Series G Preferred Stock and 6,693,177 shares of Series H Preferred Stock of TCI outstanding at March 1, 1997.

(2) Assumes the exercise in full of stock options granted in tandem with stock appreciation rights in November of 1992 to acquire 1,000,000 shares of TCI Group Series A Stock and 375,000 shares of Liberty Media Group Series A Stock. Options to acquire 800,000 and 300,000 shares of TCI Group Series A Stock and Liberty Media Group Series A Stock, respectively, were exercisable at March 1, 1997. Additionally, assumes the exercise in full of stock options granted in tandem with stock appreciation rights in December of 1995 to acquire 1,000,000 shares of TCI Group Series A Stock and 375,000 shares of Liberty Media Group Series A Stock. Options to acquire 200,000 shares of TCI Group Series A Stock and 75,000 shares of Liberty Media Group Series A Stock were exercisable at March 1, 1997.

(3) Includes 1,173,000 shares of TCI Group Series B Stock, 146,625 shares of Liberty Media Group Series A Stock, 293,250 shares of Liberty Media Group Series B Stock and 6,900 shares of TCI's Class B Preferred Stock held by Dr. Malone's wife, Mrs. Leslie Malone, but Dr. Malone has disclaimed any beneficial ownership of such shares.

(4) Pursuant to a letter agreement, dated June 17, 1988 (the "1988 Agreement"), the late Mr. Bob Magness and Kearns-Tribune Corporation ("Kearns-Tribune") each agreed with Dr. Malone that prior to making a disposition of a significant portion of their respective holdings of TCI Group Series B Stock or Liberty Media Group Series B Stock, he or it would first offer Dr. Malone the opportunity to purchase such shares. On June 16, 1997, the Estate of Bob Magness sold 30,545,864 shares of TCI Group Series B Stock to TCI in exchange for an equal number of shares of TCI Group Series A Stock (the "Estate Swap"). In connection therewith, Dr. Malone agreed with TCI that he would forgo the exercise of his rights under the 1988 Agreement and, in consideration thereof, TCI granted Dr. Malone the right to acquire, at any time and from time to time prior to June 30, 1999, up to 30,545,864 shares of TCI Group Series B Stock for either (or any combination of) (i) shares of TCI Group Series A Stock on a one-for-one basis or (ii) cash based on the closing sales price of the TCI Group Series B Stock on The Nasdaq Stock Market for a specified period prior to the acquisition of shares by Dr. Malone (the "TCI-Estates Agreement"). The shares that Dr. Malone has the right to acquire pursuant to the TCI-Estates Agreement are not included in the table. Similarly, Dr. Malone agreed to forgo exercising his rights under the 1988 Agreement and a later agreement with Kearns-Tribune, dated April 18, 1997, in connection with TCI's acquisition by merger of Kearns-Tribune (the "Kearns-Tribune Merger") in consideration of TCI's agreement (the "TCI-KT Agreement") that he may acquire directly from TCI, at any time and from time to time prior to July 30, 1998, up to 9,112,500 shares of TCI Group Series B Stock and 2,278,125 shares of Liberty Media Group Series B Stock in exchange for equal numbers of shares of TCI Group Series A Stock and Liberty Media Group Series A Stock, respectively. Pursuant to the TCI-KT Agreement, on July 24, 1997, Dr. Malone acquired 7,296,324 shares of TCI Group Series B Stock and 2,278,125 shares of Liberty Media Group Series B Stock from TCI in exchange for a like number of shares of TCI Group Series A Stock and Liberty Media Group Series A Stock held by Dr. Malone on March 1, 1997, together with shares thereafter acquired. Effective on the closing of the Kearns-Tribune Merger, Dr. Malone and TCI agreed to terminate his right to acquire the balance of the shares of TCI Group Series B Stock under the TCI-KT Agreement. If the number of shares held by Dr. Malone at March 1, 1997 were adjusted solely for the transactions pursuant to the TCI-KT Agreement, then the numbers of shares of TCI's Common Stock held by Dr. Malone at that date (assuming the exercise of his options) would have been 2,161,338 shares of TCI Group Series A Stock, 32,583,407 shares of TCI Group Series B Stock, 1,651,206 shares of Liberty Media Group Series A Stock and 8,627,395 shares of Liberty Media Group Series B Stock. Subsequent to March 1, 1997, Dr. Malone was given the right to direct the voting of 2,545,455 shares of TCI Group Series B Stock. Dr. Malone also has a right of first refusal with respect to any proposed transfer of such shares, which may be exercised by Dr. Malone either by the payment of cash or, subject to certain exceptions, through an exchange of shares of TCI Group Series A Stock for such TCI Group Series B Stock. If not exercised by Dr. Malone, the right of first refusal may be exercised by TCI. The foregoing shares are not included in Dr. Malone's beneficial ownership or voting power at March 1, 1997.

(5) Mr. Fisher, as co-personal representative of the Estate of Bob Magness, is deemed the beneficial owner of all shares of TCI Group Series A Stock, TCI Group Series B Stock, Liberty Media Group Series A Stock, Liberty Media Group Series B Stock and Class B Preferred Stock held of record by the Estate of Bob Magness. The number of shares held by Mr. Fisher includes 1,524,315 shares of TCI Group Series A Stock, 30,785,864 shares of TCI Group Series B Stock, 4,419,304 shares of Liberty Media Group Series A Stock, 7,696,466 shares of Liberty Media Group Series B Stock and 125,000 shares of Class B Preferred Stock of which Mr. Fisher is deemed beneficial owner as co-personal representative. Additionally, assumes the exercise in full by the Estate of Bob Magness of stock options granted in tandem with stock appreciation rights to Mr. Bob Magness in November of 1992 to acquire 1,000,000 shares of TCI Group Series A Stock and 375,000 shares of Liberty Media Group Series A Stock. Additionally, assumes the exercise in full by the Estate of Bob Magness of stock options granted in tandem with stock appreciation rights to Mr. Bob Magness in December of 1995 to acquire 1,000,000 shares of TCI Group Series A Stock and 375,000 shares of Liberty Media Group Series A Stock. All such options were exercisable at March 1, 1997 and may be exercised at any time on or prior to November 15, 1997. On June 16, 1997, the Estate of Bob Magness consummated the Estate Swap and then sold an aggregate of 32,068,588 shares of TCI Group Series A Stock to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and LB I Group (an affiliate of Lehman Brothers, Inc.) ("Lehman"), with each of Merrill Lynch and Lehman purchasing an equal number of shares pursuant to separate stock purchase agreements.

(6) Assumes the exercise in full of stock options granted in tandem with stock appreciation rights to Mr. Fisher in November of 1994 to acquire 200,000 shares of TCI Group Series A Stock and 75,000 shares of Liberty Media Group Series A Stock. Options to acquire 80,000 shares of TCI Group Series A Stock and 30,000 shares of Liberty Media Group Series A Stock were exercisable at March 1, 1997. Assumes the exercise in full of options to acquire 50,000 shares of TCI Group Series A Stock and 18,750 shares of Liberty Media Group Series A Stock granted to Mr. Fisher in January of 1996, pursuant to TCI's option plan for its directors who are not employees of TCI (the "Director

     Stock Option Plan"). Options to acquire 10,000 shares of TCI Group Series A Stock and 3,750 shares of Liberty Media Group Series A Stock were exercisable at March 1, 1997.

(7) Includes 1,524 shares of TCI Group Series A Stock, 571 shares of Liberty Media Group Series A Stock and 14 shares of Class B Preferred Stock held by Mr. Gallivan's wife. Also, assumes the exercise in full of options granted, pursuant to the Director Stock Option Plan, to acquire 50,000 shares of TCI Group Series A Stock and 18,750 shares of Liberty Media Group Series A Stock. Options to acquire 20,000 shares of TCI Group Series A Stock and 7,500 shares of Liberty Media Group Series A Stock were exercisable at March 1, 1997.

(8) Mr. Kim Magness, as executor of the Estate of Betsy Magness, is the beneficial owner of all shares of TCI Group Series A Stock, TCI Group Series B Stock, Liberty Media Group Series A Stock and Liberty Media Group Series B Stock held of record by the Estate of Betsy Magness. The number of shares held by Mr. Kim Magness includes 2,105,332 shares of TCI Group Series A Stock, 6,346,212 shares of TCI Group Series B Stock, 1,582,775 shares of Liberty Media Group Series A Stock and 1,586,553 shares of Liberty Media Group Series B Stock of which Mr. Magness is beneficial owner as executor.

(9) Assumes the exercise in full of options granted to Mr. Kim Magness in November of 1994, pursuant to the Director Stock Option Plan of TCI, to acquire 50,000 shares of TCI Group Series A Stock and 18,750 shares of Liberty Media Group Series A Stock. Options to acquire 20,000 shares of TCI Group Series A Stock and 7,500 shares of Liberty Media Group Series A Stock were exercisable at March 1, 1997.

(10) Assumes the exercise in full of options granted in tandem with stock appreciation rights in February of 1997 to acquire 1,000,000 shares of TCI Group Series A Stock and 250,000 shares of Liberty Media Group Series A Stock. None of the options are exercisable until February of 1998. Subsequent to March 1, 1997, Mr. Hindery acquired beneficial ownership of 2,545,455 shares of TCI Group Series B Stock; however, Mr. Hindery does not possess voting power with respect to such shares. In addition, the shares are subject to a right of first refusal with respect to any proposed transfer of such shares, which may be exercised by Dr. Malone either by the payment of cash or, subject to certain exceptions, through an exchange of shares of TCI Group Series A Stock for such TCI Group Series B Stock. If not exercised by Dr. Malone, the right of first refusal may be exercised by TCI. The foregoing shares are not included in Mr. Hindery's beneficial ownership or voting power at March 1, 1997.

(11) Assumes the exercise in full of stock options granted in tandem with stock appreciation rights in November of 1992 to acquire 300,000 shares of TCI Group Series A Stock and 112,500 shares of Liberty Media Group Series A Stock. Options to acquire 200,000 shares of TCI Group Series A Stock and 75,000 shares of Liberty Media Group Series A Stock were exercisable at March 1, 1997. Additionally, assumes the exercise in full of stock options granted in tandem with stock appreciation rights in November of 1993 to acquire 375,000 shares of TCI Group Series A Stock and 140,625 shares of Liberty Media Group Series A Stock. Options to acquire 250,000 shares of TCI Group Series A Stock and 93,750 shares of Liberty Media Group Series A Stock were exercisable at March 1, 1997. Also assumes the exercise in full of stock options granted in tandem with stock appreciation rights in November of 1994 to acquire 200,000 shares of TCI Group Series A Stock and 75,000 shares of Liberty Media Group Series A Stock. Options to acquire 80,000 shares of TCI Group Series A Stock and 30,000 shares of Liberty Media Group Series A Stock were exercisable at March 1, 1997. Assumes the exercise in full of stock options granted in tandem with stock appreciation rights in December of 1995 to purchase 1,000,000 shares of TCI Group Series A Stock. Options to acquire 200,000 shares of TCI Group Series A Stock were exercisable at March 1, 1997. Additionally, assumes the vesting in full of 100,000 restricted shares of TCI Group Series A Stock. None of the restricted stock was vested at March 1, 1997.

(12) Assumes the exercise in full of stock options granted in tandem with stock appreciation rights in November of 1992 to acquire 200,000 shares of TCI Group Series A Stock and 75,000 shares of Liberty Media Group Series A Stock. Options to acquire 160,000 shares of TCI Group Series A

     Stock and 60,000 shares of Liberty Media Group Series A Stock were exercisable at March 1, 1997. Additionally, assumes the exercise in full of stock options granted in tandem with stock appreciation rights in October of 1993 to acquire 200,000 shares of TCI Group Series A Stock and 75,000 shares of Liberty Media Group Series A Stock. Options to acquire 150,000 shares of TCI Group Series A Stock and 56,250 shares of Liberty Media Group Series A Stock were exercisable at March 1, 1997. Also assumes the exercise in full of stock options granted in tandem with stock appreciation rights in November of 1994 to acquire 100,000 shares of TCI Group Series A Stock and 37,500 shares of Liberty Media Group Series A Stock. Options to acquire 40,000 shares of TCI Group Series A Stock and 15,000 shares of Liberty Media Group Series A Stock were exercisable at March 1, 1997. Assumes the exercise in full of stock options granted in tandem with stock appreciation rights in December of 1995 to purchase 75,000 shares of TCI Group Series A Stock. Options to acquire 15,000 shares of TCI Group Series A Stock were exercisable at March 1, 1997. Additionally, assumes the vesting in full of 15,000 restricted shares of TCI Group Series A Stock. None of the restricted stock was vested at March 1, 1997. Upon the resignation of Mr. Marshall in March of 1997, all of his options and restricted stock became fully vested.

(13) Assumes the exercise in full of stock options granted in tandem with stock appreciation rights in November of 1992 to acquire 75,000 shares of TCI Group Series A Stock and 28,125 shares of Liberty Media Group Series A Stock. Options to acquire 60,000 shares of TCI Group Series A Stock and 22,500 shares of Liberty Media Group Series A Stock were exercisable at March 1, 1997. Additionally, assumes the exercise in full of stock options granted in tandem with stock appreciation rights in October of 1993 to acquire 75,000 shares of TCI Group Series A Stock and 28,125 shares of Liberty Media Group Series A Stock. Options to acquire 56,250 shares of TCI Group Series A Stock and 21,094 shares of Liberty Media Group Series A Stock were exercisable at March 1, 1997. Also assumes the exercise in full of stock options granted in tandem with stock appreciation rights in November of 1994 to acquire 50,000 shares of TCI Group Series A Stock and 18,750 shares of Liberty Media Group Series A Stock. Options to acquire 20,000 shares of TCI Group Series A Stock and 7,500 shares of Liberty Media Group Series A Stock were exercisable at March 1, 1997. Assumes the exercise in full of stock options granted in tandem with stock appreciation rights in December of 1995 to purchase 250,000 shares of TCI Group Series A Stock. Options to acquire 50,000 shares of TCI Group Series A Stock were exercisable at March 1, 1997. Additionally, assumes the vesting in full of 25,000 restricted shares of TCI Group Series A Stock. None of the restricted stock was vested at March 1, 1997.

(14) Assumes the exercise in full of stock options granted in tandem with stock appreciation rights in 1995 to acquire 25,000 shares of TCI Group Series A Stock and 9,375 shares of Liberty Media Group Series A Stock. Options to acquire 10,000 shares of TCI Group Series A Stock and 3,750 shares of Liberty Media Group Series A Stock were exercisable at March 1, 1997. Assumes the exercise in full of stock options granted in tandem with stock appreciation rights in December of 1995 to purchase 250,000 shares of TCI Group Series A Stock. Options to acquire 50,000 shares of TCI Group Series A Stock were exercisable at March 1, 1997. Additionally, assumes the vesting in full of 10,000 restricted shares of TCI Group Series A Stock. None of the restricted stock was vested at March 1, 1997. Upon the resignation of Ms. Mowry in April of 1997, all of her options and restricted stock became fully vested.

(15) Assumes the exercise in full of stock options granted in tandem with stock appreciation rights in November of 1994 to acquire 50,000 shares of TCI Group Series A Stock and 18,750 shares of Liberty Media Group Series A Stock. Options to acquire 20,000 shares of TCI Group Series A Stock and 7,500 shares of Liberty Media Group Series A Stock were exercisable at March 1, 1997. Assumes the exercise in full of stock options granted in tandem with stock appreciation rights in December of 1995 to purchase 225,000 shares of TCI Group Series A Stock. Options to acquire 45,000 shares of TCI Group Series A Stock were exercisable at March 1, 1997. Additionally, assumes the vesting in full of 15,000 restricted shares of TCI Group Series A Stock. None of the restricted stock was vested at March 1, 1997.

(16) Assumes the exercise in full of stock options granted in tandem with stock appreciation rights in November of 1992 to acquire 10,000 shares of TCI Group Series A Stock and 3,750 shares of

     Liberty Media Group Series A Stock. Options to acquire 8,000 shares of TCI Group Series A Stock and 3,000 shares of Liberty Media Group Series A Stock were exercisable at March 1, 1997. Additionally, assumes the exercise in full of stock options granted in tandem with stock appreciation rights in October of 1993 to acquire 10,000 shares of TCI Group Series A Stock and 3,750 shares of Liberty Media Group Series A Stock. Options to acquire 7,500 shares of TCI Group Series A Stock and 2,813 shares of Liberty Media Group Series A Stock were exercisable at March 1, 1997. Also assumes the exercise in full of stock options granted in November of 1994 to acquire 50,000 shares of TCI Group Series A Stock and 18,750 shares of Liberty Media Group Series A Stock. Options to acquire 20,000 shares of TCI Group Series A Stock and 7,500 shares of Liberty Media Group Series A Stock were exercisable at March 1, 1997. Assumes the exercise in full of stock options granted in tandem with stock appreciation rights in December of 1995 to purchase 250,000 shares of TCI Group Series A Stock. Options to acquire 50,000 shares of TCI Group Series A Stock were exercisable at March 1, 1997. Additionally, assumes the vesting in full of 15,000 restricted shares of TCI Group Series A Stock. None of the restricted stock was vested at March 1, 1997.

(17) Certain of the current and former executive officers and certain of the directors of the Company (9 persons, including Messrs. Malone, Clouston, Marshall, Schotters and Ravenel) hold options which were granted in tandem with stock appreciation rights in November of 1992, to acquire an aggregate of 1,848,500 shares of TCI Group Series A Stock and an aggregate of 693,187 shares of Liberty Media Group Series A Stock at adjusted purchase prices of $10.75 per share and $11.16 per share, respectively. Options to acquire 1,438,800 shares of TCI Group Series A Stock and 539,550 shares of Liberty Media Group Series A Stock were exercisable at March 1, 1997.

     Additionally, certain of the current and former executive officers (9 persons, including Messrs. Clouston, Marshall, Schotters and Ravenel) hold stock options granted in tandem with stock appreciation rights in October of 1993 to acquire an aggregate of 975,000 shares of TCI Group Series A Stock and an aggregate of 365,625 shares of Liberty Media Group Series A Stock at adjusted purchase prices of $10.75 per share and $11.16 per share, respectively. Options to acquire 700,000 shares of TCI Group Series A Stock and 262,500 shares of Liberty Media Group Series A Stock were exercisable at March 1, 1997.

     Also, certain of the current and former executive officers and certain of the directors (12 persons, including Messrs. Clouston, Fisher, Marshall, Ravenel, Schotters and Gaines and Ms. Mowry) hold stock options which were granted in tandem with stock appreciation rights in November of 1994 to acquire an aggregate of 1,075,000 shares of TCI Group Series A Stock and an aggregate of 403,125 shares of Liberty Media Group Series A Stock at adjusted purchase prices of $14.19 per share and $14.67 per share, respectively. Options to acquire 430,000 shares of TCI Group Series A Stock and 161,250 shares of Liberty Media Group Series A Stock were exercisable at March 1, 1997.

     Additionally, certain of the current and former executive officers and certain of the directors (13 persons, including Messrs. Malone, Clouston, Marshall, Schotters, Ravenel and Gaines and Ms. Mowry) hold stock options which were granted in tandem with stock appreciation rights in December of 1995 to acquire an aggregate of 3,875,000 shares of TCI Group Series A Stock at $14.62 per share. Options to acquire 775,000 shares of TCI Group Series A Stock were exercisable at March 1, 1997.

     Additionally, an executive officer and Dr. Malone hold stock options which were granted in tandem with stock appreciation rights in December of 1995 to acquire an aggregate of 487,500 shares of Liberty Media Group Series A Stock at a purchase price of $16.00 per share. Options to acquire 97,500 shares of Liberty Media Group Series A Stock were exercisable at March 1, 1997.

     Also, certain of the current and former executive officers (11 persons, including Messrs. Clouston, Marshall, Schotters, Ravenel and Gaines and Ms. Mowry) hold an aggregate of 260,000 restricted shares of TCI Group Series A Stock. One executive officer holds 15,000 restricted shares of Liberty Media Group Series A Stock. None of the restricted shares was vested at March 1, 1997.

     Mr. Hindery holds options to acquire 1,000,000 shares of TCI Group Series A Stock and 250,000 shares of Liberty Media Group Series A Stock as described in note 10 above.

     Messrs. Gallivan and Magness hold options to purchase an aggregate of 100,000 shares of TCI Group Series A Stock and an aggregate of 37,500 shares of Liberty Media Group Series A Stock at adjusted purchase prices of $14.19 per share and $14.67 per share, respectively. Options to purchase 40,000 shares of TCI Group Series A Stock and 15,000 shares of Liberty Media Group Series A Stock were exercisable at March 1, 1997. Mr. Fisher, a director of the Company and of TCI, holds an option to purchase 50,000 shares of TCI Group Series A Stock and 18,750 shares of Liberty Media Group Series A Stock at purchase prices of $16.99 and $16.83 per share, respectively. Options to acquire 10,000 shares of TCI Group Series A Stock and 3,750 shares of Liberty Media Group Series A Stock were exercisable at March 1, 1997.

     Upon the resignation of certain of the former executive officers after March 1, 1997 (4 persons, including Mr. Marshall and Ms. Mowry), stock options in tandem with stock appreciation rights to acquire an aggregate of 1,150,000 shares of TCI Group Series A Stock and 271,875 shares of Liberty Media Group Series A Stock became fully vested. In addition, 35,000 restricted shares of TCI Group Series A Stock became fully vested.

     All of the aforementioned options with tandem stock appreciation rights, options and restricted stock are reflected in this table assuming the exercise or vesting in full of such securities.

     Subsequent to March 1, 1997, certain of the current executive officers and
     directors of the Company   (5 persons, including Messrs. Hindery, Jones and
     Schotters) were granted options to purchase an aggregate of 2,300,000 shares of TCI Group Series A Stock and 633,334 shares of Liberty Media Group Series A Stock. Subsequent to the grant date, and in connection with the Exchange Offer, the options to purchase TCI Group Series A Stock were converted into options to purchase 1,610,000 shares of TCI Group Series A Stock and 690,000 shares of Ventures Group Series A Stock. In addition, Mr. Hindery was granted 200,000 restricted shares of TCI Group Series A Stock. Such restricted shares and the shares underlying the foregoing options are not included in the March 1, 1997 beneficial ownership and voting power information set forth in the accompanying tables.

     No equity securities in any subsidiary of the Company are owned by any of the Company's executive officers or directors, except that Mr. Fisher, a director of the Company, as co-personal representative of the Estate of Bob Magness, is deemed to have beneficial ownership of 948 shares of 12% Series C Cumulative Compounding Preferred Stock ("WestMarc Preferred Stock") of WestMarc Communications, Inc., a subsidiary of the Company; Mr. Kim Magness, a director of the Company, owns 31 shares of WestMarc Preferred Stock; Dr. Malone, a director of the Company, owns, as trustee for his children, 68 shares of WestMarc Preferred Stock; and Mr. Clouston, formerly an executive officer of the Company, pursuant to a restricted stock award agreement, owns 62 shares of WestMarc Preferred Stock.

Change of Control

     The Company knows of no arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

                         ELECTION OF DIRECTORS PROPOSAL

     At the Annual Meeting, the persons named in the accompanying proxy will vote for the election of five directors, with the term of office of each to continue until the annual meeting of stockholders in 1998, and until his successor shall have been duly elected and qualified, unless authority to vote is withheld. The following lists the five nominees for election as directors of the Company and sets forth the birth date of each such person, the positions held with the Company or principal occupation of each person, certain other directorships held and the year each person became a director of the Company. Each of the nominees for director, other than Marvin Jones, currently serves as a director of the Company, and the Company is informed that each nominee is willing to serve as a director.

           Name                                 Positions
---------------------------  ---------------------------------------------------
John C. Malone               Director of the Company since 1973; Chief
Born March 7, 1941           Executive Officer of the Company from March of
                             1992 to October of 1994 and President of the
                             Company from 1973 to October of 1994; TCI director
                             since June of 1994; Chairman of the Board of TCI
                             since November of 1996; Chief Executive Officer of
                             TCI since January of 1994; President of TCI from
                             January of 1994 through March of 1997; Chairman of
                             the Board and director of Tele-Communications
                             International, Inc. ("International") since May of
                             1995; director of TCI Pacific Communications, Inc.
                             ("TPAC"), a subsidiary of the Company, since July
                             of 1996; is President and a director of many of
                             TCI's subsidiaries; also a director of At Home
                             Corporation, a subsidiary of TCI, BET Holdings,
                             Inc., The Bank of New York and TCI Satellite
                             Entertainment, Inc. ("Satellite").


John W. Gallivan             Director of the Company from 1980 to August of
Born June 28, 1915           1994 and since January of 1996; also a director of
                             Silver King Mining Company; TCI director since
                             June of 1994; was Chairman of the Board and a
                             director of Kearns-Tribune, a newspaper publishing
                             concern from 1953 until the acquisition of
                             Kearns-Tribune by TCI on July 31, 1997; appointed
                             director of Kearns-Tribune in August of 1997
                             following its becoming a subsidiary of TCI.


Donne  F. Fisher             Director of the Company since 1980 and of TCI
Born May 24, 1938            since June of 1994; was Executive Vice President
                             of the Company from December of 1991 to October of
                             1994; previously Senior Vice President of the
                             Company since 1982 and Treasurer since 1970;
                             Executive Vice President of TCI from January of
                             1994 through January 1, 1996; has been providing
                             consulting services to TCI since resigning his
                             position as Executive Vice President of TCI on
                             January 1, 1996; also a director of TPAC, General
                             Communication, Inc., TCI Music, Inc. and United
                             Video Satellite Group, Inc. ("UVSG").

           Name                                 Positions
---------------------------  ---------------------------------------------------

Leo J. Hindery, Jr.          Director of the Company since March of 1997; also
Born October 31, 1947        President and Chief Executive Officer of the
                             Company and President and Chief Operating Officer
                             of TCI since March of 1997; was previously
                             founder, Managing General Partner and Chief
                             Executive Officer of InterMedia Partners and its
                             affiliated entities since 1988; also a director
                             and Chairman of the Board of TCI Music, Inc. and a
                             director of TPAC.


Marvin L. Jones              Appointed Executive Vice President and Chief
Born September 11, 1937      Operating Officer of the Company in March of 1997;
                             previously was President of one of the Company's
                             three cable units since November 1, 1996;
                             consultant in the cable television industry since
                             December of 1991.  Vice President or President of
                             various TCI subsidiaries.



                             CONCERNING MANAGEMENT

Executive Officers

     The following lists the executive officers of the Company, other than Messrs. Jones and Hindery, as to whom information is provided under "ELECTION OF DIRECTORS PROPOSAL," their birth dates, a description of their business experience and positions held with the Company as of September 1, 1997. All officers are appointed for an indefinite time, serving at the pleasure of the Board of Directors.

           Name                                 Positions
---------------------------  ---------------------------------------------------
Stephen M. Brett             Appointed Executive Vice President of the Company
Born September 20, 1940      in October of 1997 and has been General Counsel of
                             the Company since 1991; previously was Senior Vice
                             President of the Company from December of 1991
                             until October of 1997; Executive Vice President,
                             General Counsel and Secretary of TCI since January
                             of 1994; Vice President and Secretary and a
                             director of most of TCI's subsidiaries.


Gary K. Bracken              Controller of the Company since 1969; appointed
Born July 29, 1939           Senior Vice President of the Company in December
                             of 1991; was named Vice President and Principal
                             Accounting Officer of the Company in 1982.


Bernard W. Schotters         Appointed Senior Vice President-Finance and
Born November 25, 1944       Treasurer of the Company in December of 1991;
                             previously was Vice President-Finance of the
                             Company since 1984; in August of 1997, was
                             appointed Senior Vice President and Treasurer of
                             TCI and is Vice President and Treasurer of most of
                             TCI's subsidiaries.


     Bob Magness, founder and Chairman of the Board of the Company and TCI, died in November of 1996. Mr. Magness had been Chairman of the Board and director of TCI since June of 1994 and of the Company (which is the predecessor company to TCI) since 1973. He had been a director of the Company since 1968.

     Brendan R. Clouston was a Senior Vice President and Chief Financial Officer of the Company from March of 1997 to April of 1997; President and Chief Executive Officer of the Company from October of 1994 to March of 1997; Executive Vice President and Chief Operating Officer of the Company from March of 1992 to October of 1994 and, previously, was Senior Vice

President of the Company since December of 1991. Mr. Clouston was also Executive Vice President of TCI from January of 1994 until his resignation in August of 1997 and was Chief Financial Officer of TCI from March of 1997 to April of 1997.

     Gary S. Howard was Senior Vice President of the Company from October of 1994 to December of 1996 and served as Vice President of the Company from December of 1991 through October of 1994. Additionally, Mr. Howard has served as President of Satellite since February of 1995, a director of Satellite since November of 1996 and Chief Executive Officer of Satellite since December of 1996. Upon consummation of the distribution of all of the issued and outstanding common stock of Satellite by TCI to its stockholders on December 4, 1996 (the "Distribution"), Mr. Howard's employment with the Company terminated. Mr. Howard was named Chairman of the Board, President and Chief Executive Officer of UVSG in June of 1997.

     Barry P. Marshall was Executive Vice President and Chief Operating Officer of the Company from October of 1994 through March of 1997. In March of 1997, Mr. Marshall resigned his position as Executive Vice President and Chief Operating Officer of the Company. Mr. Marshall was Executive Vice President and Chief Operating Officer of TCI Cable Management Corporation, the Company's primary operating subsidiary, from March of 1992 through January 1, 1994, where he directly oversaw all of the Company's regional operating divisions. From 1986 to March 1992, Mr. Marshall was Vice President and Chief Operating Officer of the Company's largest regional operating division.

     Barbara J. Mowry was President of one of the Company's three cable operating units since November of 1996 and was Senior Vice President-Customer Satisfaction of the Company since June of 1995. In addition, she was president and chief executive officer of The Mowry Company from 1990 through June of 1995. Ms. Mowry resigned her positions with the Company in April of 1997.

     Robert N. Thomson was Senior Vice President of the Company since February of 1995; was Senior Vice President of Communications and Policy Planning for the Company from 1991 to October of 1994 and was Vice President of Government Affairs for the Company from January of 1987 to 1991. In June of 1997, Mr. Thomson resigned his position with the Company.

     Camille K. Jayne was Senior Vice President of the Company from January of 1996 until her resignation in June of 1997. She was Vice President/Senior Consultant with Ryan Partnership from 1994 through January of 1996; prior to that was Senior Director/Co-Chairman New Ventures of Ameritech Regional Bell Operating Company from 1992 through 1994; and was First Vice President of Comerica Bank from 1987 through 1992.

     Sadie N. Decker was Senior Vice President of the Company from October of 1994 until her resignation in August of 1997. She was Vice President of the Company from April of 1993 through October of 1994. She had been Executive Director with Martin Marietta Astronautics (the predecessor company to Lockheed-Martin Astronautics) from 1985 through April of 1993.

     Gerald W. Gaines was Senior Vice President of Telephony Services of the Company from October of 1994 to August of 1997. Mr. Gaines is currently President and Chief Executive Officer of TCI Telephony Services, Inc. ("TTS-Delaware"), formerly a subsidiary of the Company and currently a subsidiary of TCI, which position Mr. Gaines has held since April of 1995. Mr. Gaines was President and founder of GCG, Inc. (a management services firm serving the telecommunications industry) from 1991 to 1994.

     Bruce W. Ravenel was Senior Vice President of the Company from January of 1996 to August of 1997. Mr. Ravenel is currently President and Chief Executive Officer of TCI Internet Services, Inc. ("TCI Internet") and TCI.NET, Inc. ("TCI.NET"), each a subsidiary of TCI, which positions he has held since January of 1996 and May of 1997, respectively. Mr. Ravenel was Senior Vice President and Chief Operating Officer of TCI Technology Ventures, Inc., a subsidiary of TCI, from March of 1994 to January of 1996 and Vice President of TCI Technology, Inc., another subsidiary of TCI, from 1992 through March of 1994.

     There are no family relations, of first cousin or closer, among the individuals, named above or under "ELECTION OF DIRECTORS PROPOSAL" by blood, marriage or adoption, except that Bob Magness and Kim Magness were father and son.

     During the past five years, none of the persons named above or under "ELECTION OF DIRECTORS PROPOSAL" has had any involvement in such legal proceedings as would be material to an evaluation of his ability or integrity.

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the executive officers and directors of the Company, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such Forms 3, 4 and 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, or written representations that no Forms 5 were required, the Company believes that, during the year ended December 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with, except that one report each, covering the initial reporting of the absence of shareholdings, was filed late by the following executive officers and directors: Messrs. Gary K. Bracken, Stephen M. Brett, Brendan R. Clouston, Donne F. Fisher, John W. Gallivan, Leo
J. Hindery, Jr., Bob Magness, Kim Magness, John C. Malone, Bernard W. Schotters, Robert N. Thomson and Barry P. Marshall.


Executive Compensation

     Summary Compensation Table. The following table shows, for the three years ended December 31, 1996, all forms of compensation for Brendan R. Clouston, who was Chief Executive Officer of the Company during 1996, and for each person who was one of the five most highly compensated executive officers of the Company during 1996, whose total annual salary and bonus exceeded $100,000 for the year ended December 31, 1996. Additionally, the following table includes disclosure of all forms of compensation paid by the Company to Mr. Gary S. Howard during the year ended December 31, 1996.

     Certain directors, officers and employees of TCI and its subsidiaries, including the Company, have been granted options to purchase shares of TCI Group Series A Stock ("TCI Options") and stock appreciation rights with respect to shares of TCI Group Series A Stock ("TCI SARs"). The TCI Options and TCI SARs were granted pursuant to various stock plans of TCI (the "TCI Plans"). The TCI Plans give the Board of Directors of TCI (the "TCI Board") the authority to make equitable adjustments to outstanding TCI Options and TCI SARs in the event of certain transactions, of which the Distribution of Satellite was one.

     The TCI Board determined that, immediately prior to the Distribution, each TCI Option would be divided into two separately exercisable options: (i) an option ("SATCo Option"), exercisable for the number of shares of TCI Satellite Entertainment, Inc. Series A common stock ("SATCo Series A Stock") that would have been issued in the Distribution in respect of the shares of TCI Group Series A Stock subject to the applicable TCI Option, if such TCI Option had been exercised in full immediately prior to the record date of the Distribution, and containing substantially equivalent terms as the existing TCI Option, and (ii) an option to purchase TCI Group Series A Stock (a "TCI Group Series A Option"), exercisable for the same number of shares of TCI Group Series A Stock as the corresponding TCI Option had been. The aggregate exercise price of each TCI Option was allocated between the SATCo Option and the TCI Group Series A Option into which it was divided, and all other terms, including date of grant, of the SATCo Option and TCI Group Series A Option are in all material respects the same as the terms of such TCI Option. Similar adjustments were made to the outstanding TCI SARs, resulting in the holders thereof holding TCI

Group Series A SARs and SATCo SARs instead of TCI SARs, and to outstanding restricted stock awards, resulting in the holders thereof holding restricted shares of SATCo Series A Stock in addition to restricted shares of TCI Group Series A Stock. The foregoing adjustments were made pursuant to the anti-dilution provisions of the TCI Plans pursuant to which the respective TCI Group Series A Options and TCI Group Series A SARs were granted.

     Prior to the Distribution, TCI and Satellite entered into an agreement to sell to each other from time to time at the then current market price shares of TCI Group Series A Stock and SATCo Series A Stock, respectively, as necessary to satisfy their respective obligations under such securities.

     Prior to the Distribution, Satellite was a member of the TCI Group and all of the assets and businesses transferred to Satellite were included in the TCI Group. Accordingly, the Distribution was made to the holders of TCI Group Series A Stock and TCI Group Series B Stock, and the holders of Liberty Media Group Series A Stock and Liberty Media Group Series B Stock did not participate in the Distribution.

     Effective January 14, 1997, TCI issued a stock dividend to holders of Liberty Media Group Common Stock consisting of one share of Liberty Media Group Series A Stock for every two shares of Liberty Media Group Series A Stock owned and one share of Liberty Media Group Series A Stock for every two shares of Liberty Media Group Series B Stock owned (the "Liberty Media Group Stock Dividend"). As a result of the Liberty Media Group Stock Dividend, the number of options granted to purchase Liberty Media Group Series A Stock and the price to purchase such options have been adjusted.

     On September 10, 1997, the Exchange Offer was consummated. In connection therewith, options to purchase TCI Group Series A Stock that were then outstanding (Pre-Exchange Options) were canceled and replaced with options (the "Ventures Options") to purchase shares of Ventures Group Series A Stock and options to purchase shares of TCI Group Series A Stock, with 30% (rounded up to the next whole number) of the number of shares that were issuable upon exercise of the Pre-Exchange Options immediately prior to the consummation of the Exchange Offer being allocated to the Ventures Options and 70% (rounded down to the next whole number) of such number of shares being allocated to the option to purchase shares of Series A TCI Group Common Stock. The adjustments that were made in connection with the Exchange Offer are not reflected in the following table or the notes thereto.

                                                                       Long-Term Compensation
                                                                       ----------------------
                                  Annual Compensation                         Awards
                               -------------------------               ----------------------
                                                               Other                          Securities
                                                              Annual         Restricted       Underlying     All Other
                                                              Compen-          Stock           Options/       Compen-
                                                              sation          Award(s)           SARs          sation
Position                 Year  Salary ($)      Bonus($)         ($)              ($)              (#)          ($)  (11)
--------                 ----  ----------      --------       ------         ---------        ---------      ----------
Brendan R. Clouston      1996   $650,000             --    $244,147(1)(3)   $1,999,500(4)  664,106(6)(7)(8)   $ 15,000
Formerly President       1995   $550,000             --    $    3,181(1)    $2,062,500(5)     1,100,000(9)    $ 15,000
   and Chief             1994   $525,000             --    $    1,000(1)            --          295,000(10)   $ 15,000
   Executive Officer

Barry P. Marshall        1996   $385,875             --    $    3,437(1)            --               --       $ 14,076
Formerly Executive       1995   $367,500             --    $    2,934(1)    $  309,375(5)        82,500(9)    $ 13,816
   Vice President and    1994   $349,947             --    $      538(1)            --          147,500(10)   $ 13,811
   Chief Operating
   Officer


                                                                       Long-Term Compensation
                                                                       ----------------------
                                  Annual Compensation                         Awards
                               -------------------------               ----------------------
                                                               Other                          Securities
                                                              Annual         Restricted       Underlying     All Other
                                                              Compen-          Stock           Options/       Compen-
                                                              sation          Award(s)           SARs          sation
Position                 Year  Salary ($)      Bonus($)         ($)              ($)              (#)          ($)  (11)
--------                 ----  ----------      --------       ------         ---------        ---------      ----------
Gary S. Howard           1996   $253,846    $   23,210 (2)   $    4,230(1)            --          664,076(6)    $ 15,000
Formerly Senior Vice     1995   $262,500    $   23,210 (2)   $    3,415(1)    $  309,375(5)       165,000(9)    $ 15,000
   President             1994   $226,462    $   23,210 (2)   $    1,052(1)            --           73,750(10)   $ 15,000

Barbara J. Mowry         1996   $265,000    $  106,000               --               --               --       $  9,500
Formerly Senior Vice     1995   $154,116    $   80,000               --       $  206,250(5)       275,000(9)          --
   President             1994         --            --               --               --               --             --

Bernard S. Schotters     1996   $299,970            --       $    4,530(1)            --               --       $ 15,000
Senior Vice              1995   $248,063            --       $    3,662(1)    $  515,625(5)       325,000(9)    $ 15,000
   President and         1994   $236,250            --       $    2,775(1)            --           73,750(10)   $ 15,000
   Treasurer

Gerald W. Gaines         1996   $275,000            --               --               --               20(7)    $  9,500
Formerly Senior Vice     1995   $200,000            --               --       $  309,375(5)       247,500(9)          --
   President             1994   $ 38,462            --               --               --           73,750(10)         --

Bruce W. Ravenel         1996   $275,000            --       $    6,484(1)            --               10(8)    $ 15,000
Formerly Senior Vice     1995   $225,000    $   71,000       $    5,831(1)    $  309,375(5)       275,000(9)    $ 15,000
   President             1994   $151,690    $   11,342               --               --           73,750(10)   $ 15,000

--------------------

(1) Consists of amounts reimbursed during the year for the payment of taxes. During 1996, a total of $4,207 was paid to Mr. Clouston.

(2) This amount reflects the amortization of obligations under an employment contract between Mr. Howard and a prior employer, which obligations were assumed by TCI in connection with the acquisition of such prior employer. The obligations were assumed by Satellite in connection with the Distribution.

(3) Includes $239,940 in 1996 of dividend income received on WestMarc Preferred Stock, which is subject to forfeiture (see note 4 below).

(4) On July 1, 1996, pursuant to a restricted stock award agreement, Mr. Clouston was transferred all of the Company's right, title and interest in and to 62 shares of the WestMarc Preferred Stock owned by the Company.
     Such shares are subject to forfeiture in the event of certain circumstances from the date of grant through December 13, 2005.

(5) On December 13, 1995, Mr. Clouston was granted 100,000 restricted shares of TCI Group Series A Stock and 10,000 restricted shares of SATCo Series A Stock; Mr. Marshall, Mr. Howard, Mr. Gaines and Mr. Ravenel were each granted 15,000 restricted shares of TCI Group Series A Stock and 1,500 restricted shares of SATCo Series A Stock; Ms. Mowry was granted 10,000 restricted shares of TCI Group Series A Stock and 1,000 restricted shares of SATCo Series A Stock, and Mr. Schotters was granted 25,000 restricted shares of TCI Group Series A Stock, and 2,500 restricted shares of SATCo Series A Stock. Such restricted shares vest as to 50% of such shares on December 13, 1999 and as to the remaining 50% of such shares on December 13, 2000. The value of such restricted shares at the end of 1996 was $1,405,000 for Mr. Clouston, $210,751 each for Messrs. Marshall, Howard, Gaines and Ravenel, $140,500 for Ms. Mowry and $351,251 for Mr. Schotters based upon the closing price of TCI Group Series A Stock and SATCo Series A Stock on December 31, 1996. TCI has not paid cash dividends on the TCI Group Series A Stock and does not anticipate declaring and paying cash dividends on the TCI Group Series A Stock at any time in the foreseeable future.

(6) On December 4, 1996, Mr. Clouston and Mr. Howard were each granted options to acquire 664,076 shares of SATCo Series A Stock. For additional information relating to these grants, see the notes to the table entitled "Option/SAR Grants."

(7) On December 1, 1996, Mr. Clouston and Mr. Gaines were each granted by TTS-Delaware options to acquire 10 shares of its common stock (the "Telephony Options") and by TCI Wireline, Inc. ("TCI Wireline") options to acquire 10 shares of its common stock (the "Wireline Options"). Each of TTS-Delaware and TCI Wireline were subsidiaries of the Company at the time of such grants, but are not currently subsidiaries of the Company. The Company has no continuing obligation with respect to such stock appreciation rights and options. For additional information with respect to these grants, see the notes to the table entitled "Option/SAR Grants."

(8) On December 1, 1996, Mr. Clouston and Mr. Ravenel were each granted options to acquire 10 shares of TCI Internet common stock (the "Internet Options"). The Company has no interest in TCI Internet, which is a subsidiary of TCI, and no obligation with respect to the Internet Options. For additional information with respect to these grants, see the notes to the table set forth herein entitled "Option/SAR Grants."

(9) On December 13, 1995, certain executive officers and key employees were granted TCI Group Series A Options in tandem with stock appreciation rights, options to purchase Liberty Media Group Series A Stock ("Liberty Media Group Series A Options") in tandem with stock appreciation rights and SATCo Series A Options in tandem with stock appreciation rights with adjusted exercise prices of $14.62, $16.00 and $23.76 per share, respectively. Each such grant of options with tandem stock appreciation rights vests evenly over five years with such vesting period beginning August 4, 1995, first becomes exercisable beginning on August 4, 1996 and expires on August 4, 2005.

     Mr. Schotters was granted 50,000 options in tandem with stock appreciation rights to acquire from TCI shares of International's Series A common stock ("TINTA Series A Stock") owned by it. Such option vests evenly over five years, becomes exercisable beginning August 4, 1996 and expires on August 4, 2005. The Company has no interest in International or obligation under such option grant.

(10) On November 17, 1994, certain executive officers and other key employees were granted TCI Group Series A Options in tandem with stock appreciation rights at an adjusted purchase price of $14.19 per share, Liberty Media Group Series A Options in tandem with stock appreciation rights at a purchase price of $14.67 per share and SATCo Series A Options in tandem with stock appreciation rights at an adjusted purchase price of $23.06 per share. Such options vest evenly over five years, became exercisable beginning on November 17, 1995 and expire on November 17, 2004.

(11) Includes dollar value of annual TCI contributions to the TCI Employee Stock Purchase Plan ("ESPP"). Directors who are not employees of TCI are ineligible to participate in the ESPP. The ESPP, a defined contribution plan, enables participating employees to acquire a proprietary interest in TCI and benefits upon retirement. Under the terms of the ESPP, employees are eligible for participation after one year of service. The ESPP's normal retirement age is 65 years. Participants may contribute up to 10% of their compensation and TCI (by annual resolution of the TCI Board of Directors) may contribute up to 100% of the participants' contributions. The ESPP includes a salary deferral feature in respect of employee contributions. Forfeitures (due to participants' withdrawal prior to full vesting) are used to reduce TCI's otherwise determined contributions. Generally, participants acquire a vested right in TCI contributions as follows:


    Years of service                   Vesting Percentage
    ----------------                   ------------------

    Less than 1                        0
            1-2                        20
            2-3                        30
            3-4                        45
            4-5                        60
            5-6                        80
            6 or more                  100

     Participant contributions are fully vested. Although TCI has not expressed an intent to terminate the ESPP, it may do so at any time. The ESPP provides for full and immediate vesting of all participants' rights upon termination.


     Option/SAR Grants Table.   The following table shows all individual grants
of stock options and stock appreciation rights ("SARS") to each of the named executive officers of the Company during the year ended December 31, 1996:

                          Number of
                          Securities
                          Underlying       % of Total
                           Options/       Options/SARs                           Market
                            SARs            Granted         Exercise or         Price on                            Grant Date
                           Granted        to Employees       Base Price        Grant Date        Expiration        Present Value
Name                         (#)         in Fiscal Year       ($/Sh)             ($/Sh)             Date                ($)
----                      ---------      --------------     -----------        ----------        ----------        -------------
Brendan R. Clouston        664,076 (1)        28.6%        $     8.86      $    12.625 (5)    February 1, 2006    $  5,806,083 (7)
                                10 (2)          50%        $  855,631(2)   $ 2,100,000 (6)    February 1, 2006    $ 13,477,000 (8)
                                10 (3)          50%        $   12,537(3)   $    12,537 (6)    February 1, 2006    $     44,000 (9)
                                10 (4)      33 1/3%        $   55,246(4)       400,000 (6)    February 1, 2006       3,468,000 (10)

Gary S. Howard             664,076 (1)        28.6%        $     8.86      $    12.625 (5)    February 1, 2006    $  5,806,083 (7)

Gerald W. Gaines                10 (2)          50%        $  855,631(2)   $ 2,100,000 (6)    February 1, 2006    $ 13,477,000 (8)
                                10 (3)          50%        $   12,537(3)   $    12,537 (6)    February 1, 2006    $     44,000 (9)

Bruce W. Ravenel                10 (4)      33 1/3%        $   55,246(4)       400,000 (6)    February 1, 2006       3,468,000 (10)

-----------------------

(1) On December 4, 1996, Mr. Clouston and Mr. Howard were each granted an option to purchase 664,076 shares of SATCo Series A Stock representing 1.0% of the number of shares of Satellite common stock issued and outstanding on the date of the Distribution, determined immediately after giving effect to the Distribution, but before giving effect to the exercise of such option or the other options to be evidenced by a stock option agreement. The aggregate exercise price for each such option is equal to 1.0% of TCI's net investment in Satellite as of the date of the Distribution, but excluding any portion of TCI's net investment that as of such date is represented by a promissory note or other evidence of indebtedness from Satellite to TCI. All of such options will vest and become exercisable in five equal annual installments, with the first annual installment vesting on February 1, 1997, and will expire on February 1, 2006.

(2) Effective December 1, 1996, Mr. Clouston and Mr. Gaines were each granted Telephony Options representing 1.0% of the Company's then common equity in TTS-Delaware. The aggregate exercise price for each such option, which is payable to TTS-Delaware, is equal to 1.0% of (i) TCI's cumulative investment in TTS-Delaware and its subsidiaries as of December 1, 1996, adjusted for a 6% per annum interest factor from the date each such investment was made to the date of such exercise, less (ii) the sum of (x) $500 million (representing the aggregate initial liquidation price of a certain preferred stock of TTS-Delaware) and (y) the amount of the tax benefits generated by TTS-Delaware and its subsidiaries (up to $500 million) as and when used by TCI. The exercise price with respect to each Telephony Option on the date of grant was $850,029. Each such option was replaced during 1997 with a separate stock appreciation right with respect to each of TTS-Delaware's two direct wholly-owned subsidiaries, TCI Teleport Holdings, Inc. ("TCI Teleport") and TCI Wireless Holdings, Inc. ("TCI Wireless"). Each of the stock appreciation right with respect to TCI Teleport (the "CLEC SAR") and the stock appreciation right with respect to TCI Wireless (the "Wireless SAR") entitles the holder to the excess of the value of the shares subject to the stock appreciation right (based on the percentage that such shares represent of the total value of the common equity of TCI Teleport or TCI Wireless, as applicable, as of the exercise date) over the "strike price" (i.e., 1% of TCI's cumulative investment in TCI Teleport or TCI Wireless, as applicable, and their respective subsidiaries at December 1, 1996, plus a 6% per annum interest factor from the date when each such investment was made to the date of exercise). The material terms of the CLEC SAR and the Wireless SAR are the same as those of the Telephony Option, except that the strike price for each such SAR is an allocated portion of the current exercise price under the Telephony Option based on TCI's cumulative investment in TCI Teleport and TCI Wireless. All such stock appreciation rights will vest and become exercisable in five equal annual installments, with the first annual installment vesting on February 1, 1997, and will expire on February 1, 2006. Amounts payable upon exercise of the stock appreciation right may be paid, at the election of TCI Teleport or TCI Wireless, as applicable, in cash, TCI Group Series A Stock, Ventures Group Series A Stock or common stock of TTS-Delaware (if then publicly traded), or any combination of the foregoing, subject to certain conditions. Any exercise by one of such executive officers of all or part of the CLEC SAR would need to be accompanied by the exercise by such executive officer of a pro rata portion of the Wireline Option described in note 3 below. In October of 1997, in connection with Mr. Clouston's exercise of the vested portions of the CLEC SAR and Wireline Option granted to him, TCI also agreed to allow him to exercise the portion of his CLEC SAR and Wireline Option that would have vested on February 1, 2001.

(3) Effective December 1, 1996, Mr. Clouston and Mr. Gaines were each granted Wireline Options representing 1.0% of the Company's then common equity in TCI Wireline. The aggregate exercise price for each such option, which is payable to TCI Wireline, is equal to 1.0% of TCI's cumulative investment in TCI Wireline and its subsidiaries as of December 1, 1996, adjusted for a 6% per annum interest factor from the date each such investment was made to the date of such exercise. The per share exercise price on the date of grant was $12,502. All of such options will vest and become exercisable in five equal annual installments, with the first annual installment vesting on February 1, 1997, and will expire on February 1, 2006. Such options must be exercised on a pro rata basis with the CLEC SARs as discussed in note 2 above. In October of 1997, in connection with Mr. Clouston's exercise of the vested portions of the CLEC SAR and Wireline Option granted to him, TCI also agreed to allow him to exercise the portion of his CLEC SAR and Wireline Option that would have vested on February 1, 2001.

(4) Effective December 1, 1996, Mr. Clouston and Mr. Ravenel were each granted Internet Options representing 1.0% of TCI's common equity in TCI Internet. The aggregate exercise price for each such option, which is payable to TCI Internet, is equal to 1.0% of TCI's cumulative investment in TCI Internet and its subsidiaries as of December 1, 1996, adjusted for a 6% per annum interest factor from the date each such investment was made to the date of such exercise. The per share exercise price on the date of grant was $55,070. All of such options will vest and become exercisable in five equal annual installments, with the first annual installment vesting on February 1, 1997, and will expire on February 1, 2006. In anticipation of the transfer to TCI.NET of the Internet services distribution business conducted through subsidiaries of TCI Internet, each such option was replaced during 1997 with an option to acquire a number of shares equal to 1.0% of TCI's common equity in TCI.NET at December 1, 1996 and a stock appreciation right with respect to a number of shares equal to 1.0% of TCI's common equity in TCI Internet at December 1, 1996. The material terms of the option to acquire shares of TCI.NET are the same as those of the Internet Option, except that the exercise price, which will be payable to TCI.NET, is an allocated portion of the current exercise price under the Internet Option based on TCI's cumulative investment in the Internet services distribution business relative to the balance of its cumulative investment in TCI Internet at December 1, 1996. The stock appreciation right entitles the holder to the excess of the value of the shares subject to the stock appreciation right (based on the percentage that such shares represent of the total value of the common equity of TCI Internet as of the exercise date) over 1% of TCI's cumulative investment in TCI Internet at December 1, 1996, plus a 6% per annum interest factor from the date when each such investment was made to the date of exercise. Amounts payable upon exercise of the stock appreciation right may be paid in cash or, at TCI's election, TCI Group Series A Stock, Ventures Group Series A Stock or common stock of TCI Internet (if then publicly traded), or any combination of the foregoing, subject to certain conditions. Any exercise by the holder of all or part of the TCI.NET option must be accompanied by the exercise by such holder of a pro rata portion of the TCI Internet stock appreciation right, and vice versa. In October of 1997, in connection with Mr. Clouston's exercise of the vested portions of the stock appreciation right with respect to TCI Internet and the TCI.NET option, TCI agreed to allow him to exercise the portion of such stock appreciation right and option that would have vested on February 1, 2001.

(5) Represents the closing market price per share of SATCo Series A Stock on December 5, 1996, the first day of trading following the date of grant.

(6) Represents the market value on December 1, 1996 as determined by the Board of Directors of TCI.

(7) The values shown are based on the Black-Scholes model and are stated in current annualized dollars on a present value basis. The key assumptions used in the model for purposes of this calculation include the following:
     (a) a 6.22% discount rate; (b) a 35% volatility factor; (c) the 10-year option term; (d) the closing price of SATCo Series A Stock on December 5, 1996; and (e) a per share exercise price of $8.86. The actual value an executive may realize will depend upon the extent to which the stock price exceeds the exercise price on the date the option is exercised. Accordingly, the value, if any, realized by an executive will not necessarily be the value determined by the model.

(8) The values shown are based on the Black-Scholes model and are stated in current annualized dollars on a present value basis. The key assumptions used in the model for purposes of this calculation include the following:
     (a) a 6.87% discount rate; (b) a 50% volatility factor; (c) the 10-year option term; (d) the market value of the Telephony Option on December 1, 1996 as determined by the Board of Directors of TCI; (e) a per share exercise price of $850,029 on December 1, 1996; and (f) a 6% per annum interest adjustment to the exercise price. The actual value an executive may realize will depend upon the extent to which the stock price exceeds the exercise price on the date the option is exercised. Accordingly, the value, if any, realized by an executive will not necessarily be the value determined by the model.

(9) The values shown are based on the Black-Scholes model and are stated in current annualized dollars on a present value basis. The key assumptions used in the model for purposes of this calculation include the following:
     (a) a 6.87% discount rate; (b) a 55% volatility factor; (c) the 10-year option term; (d) the market value of the Wireline Option on December 1, 1996 as determined by the Board of Directors of TCI; (e) a per share exercise price of $12,502 on December 1, 1996; and (f) a 6% per annum interest adjustment to the exercise price. The actual value an executive may realize will depend upon the extent to which the stock price exceeds the exercise price on the date the option is exercised. Accordingly, the value, if any, realized by an executive will not necessarily be the value determined by the model.

(10) The values shown are based on the Black-Scholes model and are stated in current annualized dollars on a present value basis. The key assumptions used in the model for purposes of this calculation include the following:
     (a) a 6.87% discount rate; (b) a 60% volatility factor; (c) the 10-year option term; (d) the market value of the Internet Option on December 1, 1996 as determined by the Board of Directors of TCI; (e) a per share exercise price of $55,070 on December 1, 1996; and (f) a 6% per annum interest adjustment to the exercise price. The actual value an executive may realize will depend upon the extent to which the stock price exceeds the exercise price on the date the option is exercised. Accordingly, the value, if any, realized by an executive will not necessarily be the value determined by the model.

     Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Value Table. The following table shows each exercise of stock options and SARs during the year ended December 31, 1996, by each of the named executive officers of the Company and the December 31, 1996 number and year-end value of unexercised options and SARs on an aggregated basis. On September 10, 1997, the Exchange Offer was consummated. In connection therewith, the Pre-Exchange Options to purchase TCI Group Series A Stock that were then outstanding were canceled and replaced with Ventures Options to purchase shares of Ventures Group Series A Stock and options to purchase shares of TCI Group Series A Stock, with 30% (rounded up to the next whole number) of the number of shares that were issuable upon exercise of the Pre-Exchange Options immediately prior to the consummation of the Exchange Offer being allocated to the Ventures Options and 70% (rounded down to the next whole number) of such number of shares being allocated to the options to purchase shares of Series A TCI Group Common Stock. The adjustments that were made in connection with the Exchange Offer are not reflected in the following table or the notes thereto.

                                                               Number of
                                                               Securities       Value of
                                                               Underlying     Unexercised
                                                              Unexercised     In-the-Money
                                                              Options/SARs    Options/SARs
                                                                   at              at
                                                              December 31,    December 31,
                                                                1996 (#)        1996 ($)
                          Shares Acquired   Value Realized    Exercisable/    Exercisable/
            Name          on Exercise (#)         ($)        Unexercisable   Unexercisable
    --------------------  ----------------  ---------------  --------------  --------------
    Brendan Clouston
     Exercisable
      TCI Group Series A               --               --         730,000     $ 1,040,625
      Liberty  Media Group
       Series A                        --               --         198,750     $ 1,461,428
      SATCo Series A                   --               --          80,125              --
      Telephony                        --               --              --              --
      Wireline                         --               --              --              --
      Internet                         --               --              --              --
    Unexercisable
      TCI Group Series A               --               --       1,145,000     $   520,313
      Liberty Media Group
       Series A                        --               --         129,375     $   861,784
      SATCo Series A                   --               --         771,451     $   674,037
      Telephony                        --               --              10     $12,443,692
      Wireline                         --               --              10              --
      Internet                         --               --              10     $ 3,447,538

   Barry P. Marshall
     Exercisable
      TCI Group Series A               --               --         365,000     $   716,875
      Liberty Media Group
       Series A                        --               --         131,250     $   981,863
      SATCo Series A                   --               --          36,500              --
     Unexercisable
      TCI Group Series A               --               --         210,000     $   208,125
      Liberty Media Group
       Series A                        --               --          56,250     $   364,388
      SATCo Series A                   --               --          21,000              --

                                                               Number of
                                                               Securities       Value of
                                                               Underlying     Unexercised
                                                              Unexercised     In-the-Money
                                                              Options/SARs    Options/SARs
                                                                   at              at
                                                              December 31,    December 31,
                                                                1996 (#)        1996 ($)
                          Shares Acquired   Value Realized    Exercisable/    Exercisable/
            Name          on Exercise (#)         ($)        Unexercisable   Unexercisable
    --------------------  ----------------  ---------------  --------------  --------------
  Bernard Schotters
   Exercisable
    TCI Group Series A                 --               --         186,250     $   268,828
    Liberty Media Group
     Series A                          --               --          51,094     $   376,396
    SATCo Series A                     --               --          18,625              --
    TINTA Series A                     --               --          10,000              --
   Unexercisable
    TCI Group Series A                 --               --         263,750     $    78,047
    Liberty Media Group
     Series A                          --               --          23,906     $   148,942
    SATCo Series A                     --               --          26,375              --

  Barbara J. Mowry
   Exercisable
    TCI Group Series A                 --               --          60,000              --
    Liberty Media Group
     Series A                          --               --           3,750     $    16,395
    SATCo Series A                     --               --           6,000              --
   Unexercisable
    TCI Group Series A                 --               --         215,000              --
    Liberty Media Group
     Series A                          --               --           5,625     $    24,593
    SATCo Series A                     --               --          21,500              --

  Gerald W. Gaines
   Exercisable
    TCI Group  Series A                --               --          65,000              --
    Liberty Media Group
     Series A                          --               --           7,500     $    32,790
    SATCo Series A                     --               --           6,500              --
    Telephony                          --               --              --              --
    Wireline                           --               --              --              --
   Unexercisable
    TCI Group Series A                 --               --         210,000              --
    Liberty Media Group
     Series A                          --               --          11,250     $    49,185
    SATCo Series A                     --               --          21,000              --
    Telephony                          --               --              10     $12,443,692
    Wireline                           --               --              10              --

  Bruce W. Ravenel
   Exercisable
    TCI Group Series A                 --               --          85,500     $    35,844
    Liberty Media Group
     Series A                          --               --          13,313     $    78,604
    SATCo Series A                     --               --           8,550              --
    Internet                           --               --              --              --
   Unexercisable
    TCI Group Series A                 --               --         234,500     $    10,406
    Liberty Media Group
     Series A                          --               --          12,938     $    62,486
    SATCo Series A                     --               --          23,450              --
    Internet                           --               --              10     $ 3,447,538

     Employment Contracts and Termination of Employment and Change of Control Arrangements. The Company entered into agreements with Barry Marshall and Barbara Mowry in connection with their termination of employment. Pursuant to such agreements, the Company paid Mr. Marshall $771,750 as a severance payment and additional payments equaling $6,882, and paid Ms. Mowry $300,000 as a severance payment and additional payments equaling $349,515, which include promised but unpaid bonuses for 1996 and 1997. In addition, the Company has agreed to pay to Ms. Mowry an amount not to exceed $25,000 to cover her out-placement costs.

     TCI and Brendan Clouston were parties to a letter agreement, as amended (the "Letter Agreement"). Mr. Clouston notified TCI that a financial institution might lend him certain amounts of money (the "Loan"), which Loan would be secured in whole or in part, by the Letter Agreement. Pursuant to the Letter Agreement, TCI agreed to purchase from Mr. Clouston, at his request or at the request of such financial institution upon a default as provided under the relevant agreements evidencing the Loan, all, but not less than all, of Mr. Clouston's grants of options and restricted stock awards as of April 7, 1997 (the "Grants") (as described under "Security Ownership of Certain Beneficial Owners and Management" and "Executive Compensation--Option/SAR Grants") at a price of $10 million. The Letter Agreement provided that the $10 million purchase price would decrease upon the exercise of any options and the vesting of any restricted stock awards included in the Grants by the amount of the difference between the exercise price and the fair market value of the exercised options at the respective time of such exercise and by the fair market value of any of the restricted stock awards that vest at the time of such vesting. Additionally, Mr. Clouston was required to apply an amount equal to such reduction in the purchase price, less only applicable taxes, to prepay the Loan. The Letter Agreement was to expire on March 31, 2002. On October 10, 1997, Mr. Clouston prepaid the Loan in full with the proceeds of the exercise of certain stock appreciation rights and the Letter Agreement terminated in accordance with its terms.

     Under a prior employment agreement between Mr. Fisher and the Company, a portion of Mr. Fisher's salary was deferred, and the deferred amounts, plus interest at an annual rate of 13%, were to be paid to him in 240 monthly installments which would have commenced on the date of termination of his full-time employment with the Company. In connection with his resignation as an executive officer of TCI, Mr. Fisher entered into a consulting agreement with TCI, which, in addition to providing for the provision of consulting services by Mr. Fisher to TCI and the compensation to be paid by TCI therefor, also provided for such payment of deferred amounts to be made to Mr. Fisher in 240 monthly installments of $21,425.92 each, without interest, commencing on January 1, 2001, with any remaining payments due after Mr. Fisher's death being paid in a lump-sum to his designated beneficiaries. Similarly, Mr. Fisher's 1992 employment agreement with the Company provided for Mr. Fisher to receive, commencing on termination of his employment, 240 consecutive monthly salary continuation payments of $6,250, increased at the rate of 12% per annum, compounded annually from January 1, 1988 to the date of such termination. The consulting agreement provides that such salary continuation payments will be made in 240 consecutive monthly payments of $27,271.84 each, without interest, commencing on January 1, 2001, with any remaining payments due after Mr. Fisher's death being made to his designated beneficiaries.

     The Company has no employment contracts or change of control arrangements for any of the named executive officers of the Company.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

     The Compensation Committee of the Company's Board of Directors is responsible for determining executive compensation policies and guidelines. The sole member of the Compensation Committee is Dr. Malone. Prior to his death, Mr. Bob Magness also was a member of the Compensation Committee. Dr. Malone is a director of the Company and Chairman of the Board and Chief Executive Officer of TCI. He was formerly President and Chief Executive Officer of the Company. Dr. Malone also is a director of TPAC and President of certain subsidiaries of the Company. None of the executive officers of the Company during 1996 was a member of the compensation committee (or, in its absence, the board of directors) of another entity, one of whose executive officers was a director of or served on the Compensation Committee of the Company or was a director of another entity, one of whose executive officers served on the Compensation Committee of the Company, in each case during 1996.

Report of Compensation Committee on Executive Compensation

     The report of the Compensation Committee of the Board of Directors (the "Compensation Committee") shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     Compensation Philosophy. As a majority owned subsidiary of TCI, the Company works closely with TCI's Compensation Committee to arrive at compensation arrangements for the Company's officers and employees. As a general rule, the Compensation Committee follows the publicly announced philosophy of TCI that a link should exist between executive compensation and the return on investment provided to stockholders as reflected by the appreciation in the price of the relevant equity securities.

     As a result, the Compensation Committee has developed and implemented a compensation policy which (i) seeks to attract and retain highly skilled and effective executives with the business experience and acumen necessary for the achievement of the long-term business objectives of the Company, and (ii) seeks to align the financial interests of the Company's senior executives with the financial interests of the Company's common stockholder, TCI, and TCI's stockholders. The Company attempts to realize these goals by providing competitive compensation and by linking a substantial portion of such compensation to the enhancement of stockholder value.

     The Company's executive compensation is based principally on two components -- salary and equity-based incentives -- each of which is intended to serve the Company's overall compensation philosophy. As a general rule, the Compensation Committee uses independent compensation consultants and compensation surveys furnished and evaluated by such consultants to provide advice and data to assist it in developing compensation programs that are competitive with other similarly situated cable/media companies and which reinforce the Company's objective of aligning executive compensation with the interests of stockholders.

     Base Salary. Base salary for executive officers is generally targeted at or below the median for executives with comparable qualifications, experience and responsibilities at other companies in the cable/media industry. In the aggregate, executive salaries of the Company are believed to be consistent with this philosophy. Base salary levels are also based on the employees' relative levels of seniority and responsibility. Consistent with the foregoing philosophy, the Company does not usually pay cash bonuses to its senior executives.

     Currently, the Company has no employment agreements with any of its executives (including any of the named executives). Except as discussed below with respect to the fourth quarter 1996 salary reductions, the executive officers of the Company generally have been paid in accordance with the salary levels set by TCI in 1992, with annual increases in the cash compensation paid to the Company's executives. Such increases in salary have been at the discretion of the Compensation Committee of the Company after consultation with the Compensation Committee of TCI. With respect to Mr. Clouston's $100,000 increase in base salary, the Compensation Committee determined that such increase was justified in light of Mr. Clouston's increased responsibilities and duties related to the Company's proposed launch of new internet, telephony and satellite products and service offerings.

     In the fourth quarter of 1996, the Company began instituting cost containment measures as a response to its third quarter financial results. As part of this cost containment effort, management of the Company imposed a salary freeze for many employees of the Company who earned over $100,000 per year in base salary. In addition, for certain more highly compensated employees, including certain of the named executive officers, the Company instituted salary reductions ranging from 5% to 20%. In connection with such reductions, Mr. Clouston became subject to a voluntary 20% reduction in base salary and other officers became subject to the salary freeze or the salary reduction.

     Management of the Company anticipated at the time of the implementation of the freezes and reductions that such measures would stay in place until certain financial goals of the Company had been met. Management lifted the reductions and freezes for certain lower-compensated employees as of the second quarter of 1997. Such measures continued in effect, however, for Mr. Clouston until his departure in August 1997.

     The Company has entered into termination agreements with certain of its named executive officers, which are described under "Executive Compensation -- Employment Contracts and Termination of Employment and Change of Control Arrangements." Such termination agreements were entered into by the Company to provide severance payments in connection with such named executive officers' departure from the Company following the appointment of new management in early 1996.

     Equity-Based Incentives. In order to make the overall compensation packages of the Company's executives and other key employees competitive with other companies in the cable/media industry, the Compensation Committee has emphasized equity-based incentives rather than salary and bonuses. The Compensation Committee believes that reliance upon such incentives is advantageous to the Company because they foster a long-term commitment by the recipient to the Company and motivate the recipient to seek to improve the long-term market performance of the Company.

     In 1996, the Company reviewed the long-term, equity-based compensation of certain of its senior officers who were charged with managing certain of the Company's strategic business units. As a result of this review, the Company granted the stock options described above in "Executive Compensation -- Option/SAR Grants Table." The Company believed that the grant of such awards was necessary to provide incentives to such executives, to maximize the financial performance of the strategic business units and to retain key senior executives at a time when the strategic business units were embarking on the roll-out of several new products and services.

     Specifically with respect to Mr. Clouston's 1996 grant of stock options (as described above in "Executive Compensation -- Option/SAR Grants Table"), the Compensation Committee, after consultation with the TCI Compensation Committee, determined that Mr. Clouston should receive such awards of stock options because of his direct management responsibility for the financial success of all of the strategic business units. Further, in July 1996, the Compensation Committee determined to award to Mr. Clouston 62 shares of restricted WestMarc Preferred Stock pursuant to a restricted stock agreement to further compensate him for his increased responsibilities and duties. See "Executive Compensation -- Summary Compensation Table" for additional information concerning such award.


COMPENSATION COMMITTEE

John C. Malone


Compensation of Directors

     There are no arrangements whereby any of the Company's directors received compensation for services as a director during 1996.

Board Meetings

     During 1996, the full Board of Directors of the Company took all action by unanimous written consent and, therefore, held no meetings.

Committees of the Board of Directors

     In addition to the Compensation Committee, the Company has an Audit Committee and an Executive Committee. There is no standing nomination committee of the Company's Board of Directors.

     The functions of the Compensation Committee include reviewing and making recommendations to the Board of Directors concerning the compensation of the executive officers of the Company and considering and making recommendations to the Board of Directors concerning proposed employment agreements between the Company and its executive officers. The Compensation Committee held no formal meetings during 1996.

     The members of the Audit Committee during 1996 are Mr. Gallivan and Mr. Kim Magness. The members of the Audit Committee after the Annual Meeting will be Mr. Gallivan and Mr. Fisher. The duties of the Audit Committee are to review and monitor the Company's financial reports and accounting practices to ascertain that they are within acceptable limits of sound practice, to receive and review audit reports submitted by the Company's independent auditors and by its internal auditing staff and to make such recommendations to the Board of Directors as may seem appropriate to the Audit Committee to assure that the interests of the Company are adequately protected and to review all related party transactions and potential conflict of interest situations. The Audit Committee of the Company held no meetings during 1996.

     The members of the Executive Committee are Dr. Malone and Mr. Gallivan. The Executive Committee exercises all of the powers and authority of the Board of Directors between meetings of the entire Board of Directors, other than such powers and authority as the Delaware General Corporation Law specifically prohibits an executive committee from performing. During 1996, the Executive Committee took all action by unanimous written consent and, therefore, held no meetings during 1996.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Management and Others

     Pursuant to a restricted stock award agreement dated December 10, 1992, the Company transferred to Donne F. Fisher, a director of the Company, 124.03 shares (having a liquidation value of $4 million) of WestMarc Preferred Stock owned by the Company, subject to forfeiture in the event of certain circumstances from the date of grant through February 1, 2002, with the number of shares subject to forfeiture decreasing by 10% on February 1 of each year. Effective January 1, 1996, he acquired vested title to 37.209 of such shares of WestMarc Preferred Stock and forfeited the balance of such shares. As described below, effective as of January 31, 1996, the 37.209 vested shares of WestMarc Preferred Stock owned by Mr. Fisher were used by one of his affiliates as the consideration for the purchase of certain partnership interests held by subsidiaries of the Company.

     In 1989, ECP Holdings, Inc., a subsidiary of the Company ("ECP"), and Halcyon Communications, Inc., an Oklahoma corporation which is not an affiliate of the Company ("HCI"), formed Halcyon Communications Partners, an Oklahoma general partnership ("HCP"), for the purpose of acquiring, owning and operating cable television systems. In 1994, HCI and American Televenture of Minersville, Inc., a subsidiary of the Company ("ATM"), as general partners, and three other subsidiaries of the Company, TCI Cablevision of Nevada, Inc. ("TCINV"), and TEMPO Cable, Inc. ("Tempo Cable") and TCI Cablevision of Utah, Inc. ("TCIU") as limited partners, formed Halcyon Communications Limited Partnership, an Oklahoma limited partnership ("HCLP"), for the purpose of acquiring, owning and operating certain other cable television systems. Effective as of January 31, 1996, Fisher Communication Associates, L.L.C., a Colorado limited liability company ("Fisher Communications") controlled by Mr. Fisher, purchased one-third of ECP's partnership interest in HCP and one-third of the partnership interest of each of ATM, TCINV, TCIU and Tempo Cable in HCLP, a ten-year option to purchase the balance of ECP's partnership interest in HCP and ten-year options to purchase the balance of the partnership interest in HCLP of each of ATM, TCINV, TCIU and Tempo Cable. The purchase price for each such partnership interest purchased by Fisher Communications consisted of shares of WestMarc Preferred Stock (the "WestMarc Shares"). The purchase price for each such option acquired by Fisher Communications was $100 in cash, and each such option is exercisable for cash in a specified amount. The number of WestMarc Shares delivered to each of the Company's subsidiaries named above as consideration for one-third of its partnership interest in HCP or HCLP, and the cash exercise price which Fisher Communications would be required to pay in order to exercise the options granted by those subsidiaries, are as follows:

                                                            Cash Exercise Price
                          Number of WestMarc Shares              Of Option
                          -------------------------         -------------------

    ECP                            14.8836                      $1,200,000
    ATM                             0.5224                          42,120
    TCINV                           2.8911                         233,100
    TCIU                            4.3557                         351,180
    Tempo Cable                    14.5562                       1,173,600
                                   -------                      ----------

                                   37.2090                      $3,000,000
                                   =======                      ==========

     The WestMarc Shares are not publicly traded. The dividend, liquidation, and redemption features of the WestMarc Shares are determined by reference to "Liquidation Price, " which is defined, per share, as the sum of (i) $32,250 plus (ii) an amount equal to all dividends which accrued during any quarterly dividend period and were not paid in full at the end of that period or subsequently.

     On June 10, 1997 (the "Phase I Closing Date"), TCI entered into a definitive Partnership Interest Purchase Agreement for (a) the acquisition (i) from InterMedia CM--LP ("Old ICM I") of a 1.103% limited partner interest (the "IP I Interest") in InterMedia Partners, a California limited partnership ("IP I"), which TCI would contribute immediately after such acquisition to InterMedia Capital Management, L.P. ("New ICM I") for a 99.998% limited partner interest in New ICM I, (ii) of a .001% general partner interest (which would convert to a limited partner interest) in New ICM I, and (iii) of a 75% limited partner interest in Old ICM I (with each of Old ICM I and New ICM I holding, directly or indirectly, partner interests in IP I) (collectively, the "ICM I Transaction") and (b) the acquisition of all of the partner interests (other than a .001% general partner interest and a .001% special limited partner interest) in InterMedia Capital Management III, L.P. ("ICM III") (the "ICM III Transaction"). On August 5, 1997 (the "Phase II Closing Date"), TCI entered into a definitive Partnership Interest Purchase Agreement for the acquisition of all of the partner interests (other than a .002% general partner interest and a
 .001% special limited partner interest) in InterMedia Capital Management IV, L.P. ("ICM IV") (the "ICM IV Transaction"). The total consideration paid for the ICM I Transaction, the ICM III Transaction and the ICM IV Transaction was 2,545,455 shares (the "TCI Shares") of TCI Group Series B Stock and cash and assumption of certain liabilities in an aggregate amount of $21,300,000 (subject to certain adjustments). Each of the entities in which TCI agreed to acquire an interest in the foregoing transactions has an indirect interest in cable television operations. On the Phase I Closing Date, a partial closing of the ICM I Transaction and the ICM III Transaction occurred (the "Phase I Closing") pursuant to which TCI acquired (i) the IP I Interest which TCI immediately contributed to New ICM I for a 99.998% limited partner interest in New ICM I,
(ii) a 75% limited partner interest in Old ICM I and (iii) a 99.998% limited partner interest in ICM III, in exchange for total consideration of 139,513 shares of TCI Group Series B Stock, $5,443,024 in cash, and assumption of $405,000 of current liabilities of Old ICM I that were paid by TCI on the Phase I Closing Date. On the Phase II Closing Date, the balance of the ICM I Transaction and the ICM III Transaction closed, with TCI receiving a .001% general partner interest (which converted to a limited partner interest) in New ICM I, and the ICM IV Transaction was consummated. At such closing, TCI delivered the balance of the consideration for such transactions consisting of 2,405,942 shares of TCI Group Series B Stock and $15,451,976 in cash and the assumption of liabilities in the aggregate. In addition, on August 7, 1997, TCI paid $2,251,962 in cash as payment for post-closing adjustments in connection with the Phase II Closing. The partner interests acquired by TCI in connection with the transactions consummated on the Phase I Closing Date and the Phase II Closing Date were contributed by TCI to the Company. Leo J. Hindery, Jr., President, Chief Executive Officer and a director of the Company, was the beneficial owner of a 66.3% interest in Old ICM I (which was increased to a 99.999% interest in connection with the Phase I Closing as a result of a non pro rata redemption of the partner interests of all partners in Old ICM I other than Mr. Hindery and InterMedia Management, Inc.), a 94.0% interest in ICM III and a 80.9% interest in ICM IV, and Mr. Fisher was the beneficial owner of a 1.6% interest in ICM IV. In connection with the foregoing transactions, Mr. Fisher received a consulting fee in the amount of $400,000 in cash and 31,030 shares of TCI Group Series B Stock and the son of a director of TCI received an advisory fee in the amount of 36,364 shares of TCI Group Series B Stock. The foregoing fees were paid by the entities receiving payments from TCI in such transactions. After giving effect to the Phase I Closing and the Phase II Closing, the general partner interests in New ICM I, ICM III and ICM IV are each held by an entity of all of the beneficial interests in which are owned, directly or indirectly, by Robert J. Lewis. Mr. Hindery continues to hold a 24.999% general partner interest, and Mr. Lewis indirectly holds a .001% general partner interest in Old ICM I. Mr.

Lewis is an experienced cable executive who was an officer of the Company from May 1987 through April 1993.

     TCI also has agreed in principle that if InterMedia Capital Partners VI, L.P. ("IP VI") is formed and fully funded on terms and conditions agreed by TCI (the "IP VI Effective Date"), TCI will acquire all of the partner interests (other than a .001% general partner interest) of InterMedia Capital Management VI, L.P. ("ICM VI") in exchange for a number of shares of Liberty Media Group Series B Stock (the "Contingent TCI Shares") determined by dividing $5,000,000 by the average of the closing prices of the Liberty Media Group Series A Stock for the 20 trading days preceding the IP VI Effective Date and a limited partnership interest in IP VI with a capital account of $1,000,000 (the "ICM VI Transaction"). Mr. Hindery is the beneficial owner of 100% of ICM VI. The partner interests to be acquired by TCI pursuant to the ICM VI Transaction will be contributed by TCI to the Company. It is anticipated that the ICM VI Transaction will be consummated in early 1998. The general partner interests in ICM VI will also be held by an entity owned by Mr. Lewis.

     The interests of Messrs. Hindery, Fisher and Malone (who will have the power to vote the TCI Shares and, if they are issued, the Contingent TCI Shares and will have a right of first refusal with respect to any proposed transfer of such shares) in the InterMedia Transactions were disclosed to TCI's Board of Directors, which approved the InterMedia Transactions pursuant to a vote in which Messrs. Fisher and Malone abstained from voting.


Certain Business Relationships

     Satellite Relationships

     John Malone is currently a director of the Company, Chief Executive Officer, Chairman of the Board and a director of TCI and is also the Chairman of the Board and a director of Satellite. Dr. Malone is also a principal stockholder of both TCI and Satellite.

     Since the consummation of the Distribution, Satellite and TCI have operated independently. However, for purposes of governing certain of the ongoing relationships between Satellite and TCI after the Distribution, and to provide mechanisms for an orderly transition, Satellite and TCI entered into various agreements prior to the Distribution which are described below.

     Reorganization Agreement. On the date the Distribution was consummated (the "Distribution Date"), TCI, the Company and a number of other TCI subsidiaries, including Satellite, entered into the Reorganization Agreement, which provided for, among other things, the principal corporate transactions required to effect the Distribution, the conditions thereto and certain provisions governing the relationship between Satellite and TCI with respect to and resulting from the Distribution.

     Certain of Satellite's assets relating to the digital satellite business were historically owned by subsidiaries of TCI other than Satellite and its predecessors. These assets included the capital stock of Tempo Satellite, Inc. ("Tempo"), which was a subsidiary of the Company, and the 20.86% partnership interests in PRIMESTAR Partners, L.P. ("PRIMESTAR Partners") that had been owned by subsidiaries of the Company. The Reorganization Agreement provided for, among other things, the transfer of these assets to Satellite and for the assumption by Satellite of related liabilities. No consideration was payable by Satellite for these transfers, except that two subsidiaries of Satellite purchased the Company's partnership interests in PRIMESTAR Partners for consideration payable by delivery of promissory notes issued by such subsidiaries (the "K-1 Notes"), which promissory notes were assumed by TCI on the Distribution Date in the form of a capital contribution to Satellite. The Reorganization Agreement also provides for certain cross-indemnities designed to make Satellite financially responsible for all liabilities relating to the digital satellite business prior to the Distribution, as well as for all liabilities incurred by Satellite after the Distribution, and makes TCI financially responsible for all potential liabilities of Satellite which are not related to the digital satellite business, including, for example, liabilities arising as a result of Satellite's having been a subsidiary of TCI. The Reorganization Agreement further provided for each of Satellite, on the one hand, and TCI and its subsidiaries, on the other hand, to preserve the confidentiality of all confidential or proprietary information of the other party, for five years following the Distribution, subject to customary exceptions, including disclosures required by law, court order or government regulation.

     Pursuant to the Reorganization Agreement, on the Distribution Date, Satellite issued to the Company a note in the principal amount of $250,000,000 (the "Satellite Note") representing a portion of Satellite's intercompany balance owed to the Company on such date. See "The Company Credit Facility" below. Pursuant to the Reorganization Agreement, the remainder of Satellite's intercompany balance owed to the Company on the Distribution Date (other than certain advances to Satellite made by the Company in 1996 to fund certain construction and related costs associated with certain satellites ("SATCo Satellites"), as described below under "Reimbursement of Certain Satellite Expenses"), and the indebtedness represented by the K-1 Notes were assumed by TCI in the form of (i) a $100 million capital contribution to Satellite, (ii) consideration for Satellite's assumption of TCI's obligations under options granted to Brendan R. Clouston, another executive officer of TCI and another employee of TCI to purchase shares of SATCo Series A Stock representing 1.0%, 1.0% and 0.5%, respectively, of the shares of Satellite common stock issued and outstanding on the Distribution Date, determined immediately after giving effect to the Distribution but before giving effect to the issuance of the shares of SATCo Series A Stock issuable upon exercise of such options, and (iii) consideration for Satellite's grant of an option to TCI to purchase up to 4,765,000 shares of SATCo Series A Stock (as such number may be adjusted to reflect stock dividends, stock splits and the like), for a purchase price equal to the par value of such shares, as necessary to satisfy TCI's obligations to deliver shares of SATCo Series A Stock upon conversion of certain convertible securities of TCI as a result of the Distribution. See "Other Arrangements" below.

     Transition Services Agreement. Pursuant to the Transition Services Agreement between TCI and Satellite, TCI is obligated to provide to Satellite certain services and other benefits, including certain administrative and other services that were provided by TCI prior to the Distribution. Such services include (i) tax reporting, financial reporting, payroll, employee benefit administration, workers' compensation administration, telephone, fleet management, package delivery, management information systems, billing, lock box, remittance processing and risk management services, (ii) other services typically performed by TCI's accounting, finance, treasury, corporate, legal, tax, benefits, insurance, facilities, purchasing, fleet management and advanced information technology department personnel, (iii) use of telecommunications and data facilities and of systems and software developed, acquired or licensed by TCI from time to time for financial forecasting, budgeting and similar purposes, including without limitation any such software for use on personal computers, in any case to the extent available under copyright law or any applicable third-party contract, (iv) technology support and consulting services, and (v) such other management, supervisory, strategic planning or other services as Satellite and TCI may from time to time mutually determine to be necessary or desirable.

     Pursuant to the Transition Services Agreement, TCI has also agreed to provide Satellite with certain most-favored-customer rights to programming services that TCI or a wholly owned subsidiary of TCI may own in the future and access to any volume discounts that may be available to TCI for purchase of home satellite dishes, satellite receivers and other equipment.

     As compensation for services rendered to Satellite and for the benefits made available to Satellite pursuant to the Transition Services Agreement, Satellite is required to pay TCI a fee of $1.50 per qualified subscribing household or other residential or commercial unit (counted as one subscriber regardless of the number of satellite receivers) per month, commencing with the Distribution Date, up to a maximum of $3 million per month, and reimburse TCI quarterly for direct, out-of-pocket expenses incurred by TCI to third parties in providing the services.

     The Transition Services Agreement continues in effect until the close of business on December 31, 1999 and will be renewed automatically for successive one-year periods thereafter, unless earlier terminated by (i) either party at the end of the initial term or the then current renewal term, as applicable, on not less than 180 days' prior written notice to the other party, (ii) TCI upon written notice to Satellite following certain changes in control of Satellite, and (iii) either party if the other party is the subject of certain bankruptcy or insolvency-related events. During the six-month period ended June 30, 1997 and the period commencing with the Distribution Date and ending on December 31, 1996, charges pursuant to the Transition Services Agreement aggregated $9,919,000 and $763,000, respectively.

     Tax Sharing Agreement. Through the Distribution Date, Satellite's results of operations were included in TCI's consolidated U.S. federal income tax returns, in accordance with the existing tax sharing arrangements among TCI and its consolidated subsidiaries. Pursuant to an amended tax sharing agreement entered into prior to the Distribution Date and effective as of July 1, 1995, Satellite is responsible to TCI for its share of current consolidated income tax liabilities through the

Distribution Date; TCI is responsible to the extent that Satellite's income tax attributes generated after the effective date and through the Distribution Date are utilized by TCI to reduce its consolidated income tax liabilities.

     Indemnification Agreements. On the Distribution Date, Satellite entered into the Indemnification Agreements with the Company and TCI UA 1, Inc., a subsidiary of the Company ("TCI UA 1"). The Indemnification Agreement with the Company provides for Satellite to reimburse the Company for any amounts drawn under an irrevocable transferable letter of credit (the "TCI UA 1 Letter of Credit") issued by The Bank of New York for the account of the Company to support Satellite's share of PRIMESTAR Partners' obligations under the Amended and Restated Memorandum of Agreement between PRIMESTAR Partners and GE American Communications, Inc. ("GE Americom"), with respect to PRIMESTAR Partners' use of transponders on the GE Americom medium power satellite that was launched on January 30, 1997, and which was declared commercially operational on March 6, 1997 ("GE-2"). At June 30, 1997 and December 31, 1996, the drawable amount of the TCI UA 1 Letter of Credit was $25,000,000.

      The Indemnification Agreement with TCI UA 1 provides for Satellite to reimburse TCI UA 1 for any amounts drawn under an irrevocable transferable letter of credit (the "TCI UA 1 Letter of Credit") issued by Chemical Bank for the account of TCI UA 1, which supports the PRIMESTAR Credit Facility that was obtained by PRIMESTAR Partners to finance advances to Tempo for payments due in respect of the construction of the SATCo Satellites and that is supported by letters of credit arranged for by affiliates of the partners of the PRIMESTAR Partners (other than G.E. Americom Services, Inc.). The amount of the TCI UA 1 Letter of Credit was $141,250,000 at June 30, 1997 and December 31, 1996.

     The Indemnification Agreements further provide for Satellite to indemnify and hold harmless the Company and TCI UA 1 and certain related persons from and against any losses, claims, and liabilities arising out of the respective letters of credit or any drawings thereunder. The payment obligations of Satellite to the Company and TCI UA 1 under such Indemnification Agreements are subordinated in right of payment with respect to certain future obligations of Satellite to financial institutions. During the six months ended June 30, 1997 and the year ended December 31, 1996, the aggregate amount paid by Satellite to the Company under the Indemnification Agreements was $848,000 and $124,000, respectively. The 1996 amount represents the aggregate fees incurred by the Company with respect to the TCI UA 1 Letter of Credit from the Distribution Date through December 31, 1996.

     Trade Name and Service Mark License Agreement. Pursuant to the Trade Name and Service Mark License Agreement (the "License Agreement"), TCI granted to Satellite, for an initial term of three years following the Distribution, a non-exclusive non-assignable license to use certain trade names and service marks specifically identified in the License Agreement, including the mark "TCI" in the context of the digital satellite business. The License Agreement provides, among other things, that all advertising, promotion and use of certain of TCI's trade names and service marks by Satellite shall be consistent with TCI guidelines and standards, as well as subject to TCI approval in certain circumstances.

     Fulfillment Agreement. Since January 1, 1997, the Company has provided, pursuant to the Fulfillment Agreement, fulfillment services on an exclusive basis to Satellite with respect to customers of the PRIMESTAR(R) medium power service. Such services include installation, maintenance, retrieval, inventory management and other customer fulfillment services. Among other matters, the Fulfillment Agreement (i) sets forth the responsibilities of the Company with respect to fulfillment services, including performance standards and penalties for nonperformance, (ii) provides for the Company's fulfillment sites to be connected to the billing and information systems used by Satellite, allowing for on-line scheduling and dispatch of installation and other service calls, and
(iii) provides scheduled rates to be charged to Satellite for the various customer fulfillment services to be provided by the Company.

     From January 1, 1997 through July 21, 1997, charges for customer fulfillment services provided by the Company were made pursuant to the Fulfillment Agreement originally entered into by Satellite and the Company in connection with the Distribution (the "Original Fulfillment Agreement"). The Original Fulfillment Agreement had an initial term of two years and was terminable, on 180 days' notice to the Company, by Satellite at any time during the six month period ended June 30, 1997. The cost to Satellite of the services provided by the Company under the Original Fulfillment Agreement exceeded the standard charges allocated to Satellite for such services through December 31, 1996. Effective July 22, 1997, the Original Fulfillment Agreement was amended to, among other items, (i) change the termination date to December 31, 1997 and
(ii) reduce the scheduled rates for the customer fulfillment services provided by the Company to rates that are comparable to those that were used to allocate fulfillment charges to Satellite prior to the Distribution. During the six months ended June 30, 1997, charges under the Fulfillment Agreement aggregated $36,499,000. During the year ended December 31, 1996, charges under the Fulfillment Agreement aggregated $74,049,000 (including $6,432,000 paid subsequent to the Distribution Date).

     The Company Credit Facility. In connection with the Distribution, Satellite and the Company entered into the Company Credit Facility to provide for the terms of the Satellite Note and to provide for a revolving credit facility (the "Company Revolving Loans"). The Company Credit Facility required Satellite to use its best efforts to obtain external debt or equity financing after the Distribution Date and provided for mandatory prepayment of the Company Revolving Loans and the Satellite Note from the proceeds thereof. The initial borrowings under a bank credit facility obtained by Satellite were used to repay the Satellite Note in full. In connection with the February 1997 issuance of certain debt securities by Satellite and the March 1997 determination that GE-2 was commercially operational, borrowing availability pursuant to the Company Credit Facility was terminated.

     Borrowings under the Company Revolving Loans bore interest at 10% per annum, compounded semi-annually. Commitment fees equal to 3/8% of the average unborrowed availability under the Company Credit Facility were payable to the Company annually. From the Distribution Date through December 31, 1996, the aggregate amount of interest and commitment fees incurred by Satellite pursuant to the Company Credit Facility was $2,087,000.

     Reimbursement of Certain Satellite Expenses. During 1996, the Company made intercompany advances to Satellite to fund the majority of the construction and related costs associated with the SATCo Satellites. Prior to 1996, PRIMESTAR Partners had funded substantially all of the construction and related costs associated with the SATCo Satellites. In connection with the Distribution, a determination was made to provide that such 1996 advances from the Company would be repaid by Satellite to the Company (notwithstanding the Reorganization Agreement), to the extent (and only to the extent) that Tempo received corresponding advances from PRIMESTAR Partners.

     As a result of negotiations between Satellite and PRIMESTAR Partners, PRIMESTAR Partners advanced $73,786,000 to Tempo in December 1996 to reimburse Tempo for all the 1996 costs which previously had been funded by the Company. Upon receipt, such advance was paid to the Company by Tempo in repayment of such 1996 advance by the Company.

     Other Arrangements. On the Distribution Date, TCI and Satellite entered into the Share Purchase Agreement, which obligates TCI and Satellite to sell to each other from time to time, at the then current market price, shares of TCI Group Series A Stock and SATCo Series A Stock, respectively, as necessary to satisfy their respective obligations under TCI Group Series A Options and SATCo Series A Options held after the Distribution Date by their respective employees and non-employee directors.

     Beginning in March 1997, the Company began providing Satellite with customer support services from its Boise, Idaho call center (the "Boise Call Center"). The Boise Call Center responds to calls that exceed the capacity of Satellite's National Call Center. Amounts charged by the Company to Satellite for such services aggregated $2,273,000 during the six months ended June 30, 1997.

     Certain officers of Satellite who were officers or directors of TCI and/or the Company prior to the Distribution received undertakings of indemnification from TCI and/or the Company. Such undertakings survived the Distribution.

     Other Relationships

     The Company continues to be an obligor under, or a guarantor of the payment or performance of, certain contractual obligations, including debt obligations, of certain entities in which International has an interest. International has entered into an Indemnification Agreement with the Company, pursuant to which International has agreed to indemnify the Company for any payment made by the Company, or any claim, loss or liability that the Company may otherwise incur, by reason of such obligations. International has not made any payments to the Company pursuant to the Indemnification Agreement.

     International's Puerto Rico subsidiaries purchase programming services from a subsidiary of the Company. The charges, which approximate such subsidiary's cost and are based on the aggregate number of subscribers served by such Puerto Rico subsidiaries, aggregated $2.9 million and $4.3 million during the six months ended June 30, 1997 and the year ended December 31, 1996, respectively.

     During 1996, the Company transferred, subject to regulatory approval, certain distribution equipment to a subsidiary of International in exchange for a promissory note in the principal amount of (Pounds)14,950,000 ($23.3 million using the exchange rate on the date that the transaction occurred). Such note bears interest at 7% compounded semi-annually. During the year ended December 31, 1996, the U.S. dollar equivalent of interest expense incurred with respect to such note was $658,000. The distribution equipment was subsequently leased back to the Company over a five-year term with semi-annual payments of (Pounds)998,000 ($1.7 million using the exchange rate in effect on December 31, 1996), plus expenses. International can require the Company to repurchase the equipment at the end of the lease term at an amount equal to the greater of (i) fair market value or (ii) an amount that when combined with the rental payments received (excluding executory costs) during the lease term, and discounted using an interest rate of 7%, would not exceed 89% of the fair market value of the equipment at the inception of the lease. During the six months ended June 30, 1997 and the year ended December 31, 1996, the U.S. dollar equivalent of the lease revenue under the above-described lease agreement aggregated $1.7 million and $1.4 million, respectively.

     The Company purchases sports and other programming from certain subsidiaries of Liberty Media Corporation, a subsidiary of TCI ("Liberty"). Charges to the Company (which are based upon customary rates charged to others) for such programming were $21 million and $76 million for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively.

     Certain of the Company's corporate general and administrative costs are charged to subsidiaries of TCI at rates set at the beginning of the year based on projected utilization for that year. The utilization-based charges are set at levels that management believes to be reasonable and that approximate the costs the subsidiaries would incur for comparable services on a stand alone basis. During the six months ended June 30, 1997 and the year ended December 31, 1996, the Company allocated to Liberty and International corporate general and administrative costs aggregating $1 million and $3 million, respectively.

     Liberty leases satellite transponder facilities from the Company. Charges by the Company for such arrangements for the six months ended June 30, 1997 and the year ended December 31, 1996 aggregated $4 million and $12 million, respectively.

     Through June 30, 1997, TCI Starz, Inc., a subsidiary of TCI, had a 50.1% general partnership interest in QE+ Ltd Limited Partnership ("QE+"), which distributes STARZ!, a first-run movie premium programming service. Liberty held the remaining 49.9% partnership interest.

     The Company entered into a long-term affiliation agreement (the "Old Affiliation Agreement") with QE+ related to the distribution of the STARZ! service. Rates per subscriber specified in the Old Affiliation Agreement were based upon customary rates charged to other cable system operators. Payments to QE+ for the six months ended June 30, 1997 and the year ended December 31, 1996 were approximately $50 million and $52 million, respectively. The Old Affiliation Agreement provides that QE+ will not grant materially more favorable terms and conditions to other cable system operators unless such more favorable terms and conditions are made available to the Company. The Old Affiliation Agreement also required the Company to make payments to QE+ with respect to a guaranteed minimum number of subscribers totaling approximately $284 million for the years 1997 and 1998.

     At June 30, 1997 and December 31, 1996, the Company had a $245 million and a $203 million intercompany receivable, respectively, from TCI Starz, Inc. which represented the net effect of advances to TCI Starz, Inc., which in turn paid such amounts to QE+, offset by the Company's purchase of programming from QE+. Such receivable is non-interest bearing for five years from the date of the advances.

     In July 1997, Liberty and TCI Starz entered into a series of transactions pursuant to which, among other matters, the business of STARZ! and Encore Media Corporation ("Encore") were contributed to a newly formed limited liability company ("Encore Media Group"). Upon consummation of the transactions, Liberty owns 80% of Encore Media Group and TCI Starz owns 20%.

     In connection with the formation of Encore Media Group, the Old Affiliation Agreement was canceled, and the Company and a subsidiary of Encore Media Group entered into a new 25-year affiliation agreement (the "New Affiliation Agreement"). Pursuant to the New Affiliation Agreement, the Company will pay fixed monthly amounts in exchange for unlimited access to substantially all of the existing Encore and Starz! programming services. The fixed annual amounts increase annually from $270 million in 1998 to $360 million in 2004, and will increase with inflation thereafter.

     A former consolidated subsidiary of Liberty, Home Shopping Network, Inc. ("HSN"), paid a commission to the Company for merchandise sales to customers who are subscribers of the Company's cable systems. Aggregate commissions to the Company were $7 million for the year ended December 31, 1996. Effective December 20, 1996, Liberty entered into a series of transactions whereby it decreased its ownership interest in HSN such that Liberty no longer consolidates HSN.

     Effective December 31, 1996, the Company dividended its investments in businesses which provide wireless communications services to residential and business customers nationwide and its investment in Teleport Communications Group Inc., which is a competitive local exchange carrier, to TCI. In addition, effective December 31, 1996, the Company dividended certain assets related to its wireline residential telephony business to TCI. At December 31, 1996, TCI's aggregate carrying value for such dividended assets was $1,138 million.

     Effective January 2, 1997, the Company transferred its business of providing long-distance transport of video, voice and data traffic and other telecommunications services, primarily to inter-exchange carriers on a wholesale basis using a digital broadband microwave network located throughout a 14 state region in the western United States, to TCI. In connection with the transfer of such assets, which had a net book value of $71 million at January 2, 1997, the intercompany amount owed by TCI to the Company was reduced by $33 million and a $104 million dividend from the Company to TCI was recorded.

     The Company's net intercompany receivable of $593 million and $256 million at June 30, 1997 and December 31, 1996, respectively, includes non-interest bearing intercompany receivables from, and interest-bearing loans to, certain subsidiaries of TCI. Including accrued interest, the interest-bearing loans aggregated $209 million and $148 million at June 30, 1997 and December 31, 1996, respectively. Interest earned by the Company on such intercompany loans aggregated $9 million and $12 million for the six months ended June 30, 1997, and the year ended December 31, 1996, respectively.

     A tax sharing agreement (the "Old Tax Sharing Agreement") among TCI, the Company and certain other subsidiaries of TCI was implemented effective July 1, 1995. The Old Tax Sharing Agreement formalized certain of the elements of a pre-existing tax sharing arrangement and contains additional provisions regarding the allocation of certain consolidated income tax attributes and the settlement procedures with respect to the intercompany allocation of current tax attributes. Under the Old Tax Sharing Agreement, the Company was responsible to TCI for its share of consolidated income tax liabilities (computed as if TCI were not liable for the alternative minimum tax) determined in accordance with the Old Tax Sharing Agreement, and TCI was responsible to the Company to the extent that the income tax attributes generated by the Company and its subsidiaries were utilized by TCI to reduce its consolidated income tax liabilities (computed as if TCI were not liable for the alternative minimum tax). The tax liabilities and benefits of such entities so determined are charged or credited to an intercompany account between TCI and the Company. Such intercompany account is required to be settled only upon the date that an entity ceases to be a member of TCI's consolidated group for federal income tax purposes. Under the Old Tax Sharing Agreement, TCI retains the burden of any alternative minimum tax and has the right to receive the tax benefits from an alternative minimum tax credit attributable to any tax period beginning on or after July 1, 1995 and ending on or before October 1, 1997.

     Effective October 1, 1997 (the "Effective Date"), the Old Tax Sharing Agreement was replaced by a new tax sharing agreement, as amended by the First Amendment thereto (the "New Tax Sharing Agreement"), which governs the allocation and sharing of income taxes by the TCI Group, the Liberty Media Group and the TCI Ventures Group (each a "Group"). The Company and its subsidiaries are members of the TCI Group for purposes of the New Tax Sharing Agreement. Effective for periods on and after the Effective Date, federal income taxes will be computed based upon the type of tax paid by TCI (on a regular tax or alternative minimum tax basis) on a separate basis for each Group (applying provisions of the Code and related regulations as if such Group filed a separate consolidated return for federal income tax purposes, with certain adjustments, but was subject to the same type of tax as TCI). Based upon these separate calculations, an allocation of tax liabilities and benefits will be made such that each Group will be required to make cash payments to TCI based on its allocable share of TCI's consolidated federal income tax liabilities (on a regular tax or alternative minimum tax basis, as applicable). TCI may be required at the times and under the circumstances described below to make cash payments to each Group for tax benefits (on a regular tax or alternative minimum tax basis, as applicable) attributable to such Group and actually used by TCI in reducing its consolidated federal income tax liability. Tax attributes, including but not limited to net operating losses, foreign tax credits, investment tax credits, alternative minimum tax net operating losses, deferred intercompany gains, and tax basis in assets would be inventoried and tracked for ultimate credit to or charge against each Group. Similarly, in each taxable period that TCI pays alternative minimum tax, the federal income tax liabilities and federal income tax benefits of each Group, computed as if such Group were subject to regular tax, would be inventoried and tracked for payment to or payment by each Group (at the difference between the amount such Group would have paid or received under the New Tax Sharing Agreement if TCI had paid regular tax during such taxable period and the amount such Group paid or received under the New Tax Sharing Agreement on an alternative minimum tax basis for such taxable period) in years that TCI utilizes the alternative minimum tax credit associated with such taxable period. Even though the tax benefits of a Group are utilized by TCI in reducing its consolidated federal income tax liability, such Group may not receive current cash payments for such benefit (or the difference between such Group's benefits computed under the New Tax Sharing Agreement on a regular tax basis and on an alternative minimum tax basis) if the Group against the income of which the tax benefits are applied had other separate taxable losses (not currently utilized by TCI) which would offset income attributable to such Group. The Group generating the utilized tax benefits would receive a cash payment only if, and when, the unutilized taxable losses of the other Group are actually utilized. If the unutilized taxable losses expire without ever being utilized, the Group generating the utilized tax benefits will never receive payment for such benefits. In addition, if the unutilized taxable losses are connected with a Group or part of a Group which ceases to be part of TCI's consolidated group for federal income tax purposes, there can be no assurance that the transferee will agree to pay for the eventual use of the unutilized taxable losses. Pursuant to the New Tax Sharing Agreement, state and local income taxes are calculated on a separate return basis for each Group (applying provisions of state and local tax law and related regulations as if the Group were a separate unitary or combined group for tax purposes), and TCI's combined or unitary tax liability is allocated among the Groups based upon such separate calculation. TCI has retained the right to file all returns, make all elections and control all audits and contests.

     Notwithstanding the foregoing, items of income, gain, loss, deduction or credit resulting from certain transactions identified below that are consummated after the Effective Date pursuant to a letter of intent or agreement that was entered into prior to the Effective Date will be shared and allocated pursuant to the terms of the Old Tax Sharing Agreement, and that items of loss or deduction used to offset such income or gain from such transactions for purposes of filing TCI's consolidated federal income tax return shall be shared and allocated pursuant to the Old Tax Sharing Agreement but reimbursed upon the earlier to occur of the deconsolidation of the Group generating the loss or deduction or the deconsolidation of the Group generating the corresponding income or gains. At such time, the Group which generated the corresponding income or gain will provide the funds for reimbursement. Such transactions are: (i) the sale by HKP Partners of New Zealand of all of its interest in Sky Network Television Limited; (ii) the sale by International of all of its interest in Cablevision S.A.; (iii) the sale by TCI SUMMITrak of Texas, Inc. and/or TCI SUMMITrak LLC of its SUMMITrak assets; (iv) the sale by Liberty Cable, Inc. of its stock of Liberty Evangola, Inc. and Liberty Tri-County, Inc. and (v) the exercise of the option granted pursuant to the Option Agreement, dated June 24, 1997, among RET Corporation, Southern Satellite Systems, Inc., et al., to purchase certain assets of Southern Satellite Systems, Inc., LMC Satcom, Inc., and Royal Communications, Inc., and the sale of such assets pursuant to the exercise.

     In connection with the Exchange Offer, TCI consummated a restructuring on October 1, 1997, that resulted in, among other things, the transfer of substantially all of the attributed assets of the TCI Ventures Group into TCI Ventures Group, LLC, a newly formed first tier subsidiary of TCI. In connection with such restructuring, certain assets of the Company, including a wholly-owned subsidiary of the Company (TCI SUMMITrak of Texas, Inc., the assets of which consisted of cash, warrants and contingent royalties representing the proceeds of the sale of its assets in September of 1997), and the assets of another wholly-owned subsidiary of the Company (National Digital Television Center, Inc.), were transferred to TCI Ventures Group, LLC for nominal consideration and a dividend from the Company to TCI in the amount of the difference between such consideration and the carrying value of such assets on October 1, 1997 was recorded. At June 30, 1997, the Company's carrying value for the net assets transferred was approximately $249 million.

     The Company has entered into two separate memoranda of understanding (the "MOU's") with unaffiliated third parties with respect to the sale of certain other of its assets that have been attributed to the TCI Ventures Group. Any proceeds from such sales will be dividended by the Company to TCI and contributed by TCI to TCI Ventures Group, LLC. The MOU's provide for an aggregate sales price of approximately $32 million.

Indebtedness of Management

     None.


                             INDEPENDENT AUDITORS

     The firm of KPMG Peat Marwick LLP serves as the Company's independent certified public accountants. A partner of KPMG Peat Marwick LLP will be present at the Annual Meeting with the opportunity to make a statement if KPMG Peat Marwick LLP so desires and will be available to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS

     Proposals by stockholders for which consideration is desired at the 1998 annual meeting of stockholders must be received by the Company by June 18, 1998 in order to be considered for inclusion in proxy materials for the 1998 annual meeting.

     A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1996 as filed with the Securities and Exchange Commission, excluding exhibits, may be obtained by stockholders without charge by written request addressed to the Investor Relations Department, TCI Communications, Inc., Post Office Box 5630, Denver, Colorado 80217-5630.

Englewood, Colorado
October 14, 1997

1. Election of Directors

FOR all nominees [_]    WITHHOLD AUTHORITY to vote     [_]    *EXCEPTIONS [_]
listed below.           for all nominees listed below.

Nominees: Donne F. Fisher, John W. Gallivan, Leo J. Hindery, Jr., Marvin L. Jones, Dr. John C. Malone
(Instructions: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

*Exceptions
           ---------------------------------------------------------------------

2. In their discretion, the Proxies are authorized to vote upon any other business as may properly come before the Annual Meeting.

                                                Change of Address or
                                                Comments Mark Here      [_]

                                Signature should agree with name printed hereon. If stock is held in the name of more than one person, each joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign.

                                Dated:                                     ,1997
                                        -----------------------------------

                                        ----------------------------------------
                                           Stockholder's Signature

                                        ----------------------------------------
                                           Stockholder's Signature

                                Votes MUST be indicated
                                (x) in Black or Blue ink.      [X]

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed
Envelope.

--------------------------------------------------------------------------------

                           TCI COMMUNICATIONS, INC.
                             Post Office Box 5630
                               Denver, CO 80217

  TCI COMMUNICATIONS, INC. CUMULATIVE EXCHANGEABLE PREFERRED STOCK, SERIES A

          This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Stephen M. Brett and John C. Malone, as Proxies, with full power to act without the other and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of the above-referenced preferred stock of TCI Communications, Inc. held of record by the undersigned on September 25, 1997, at the Annual Meeting of TCI Communications, Inc. to be held on October 30, 1997 or any adjournment thereof.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

     If no direction is made, this proxy will be voted FOR Proposal 1.

                        (Continued, and to be signed and dated on reverse side.)